UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___ )

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ON ASSIGNMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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26651 West Agoura Road
Calabasas, California 91302

April 27, 2009

Dear Stockholder:

On behalf of your Board of Directors and management, you are cordially invited to attend the 2009 Annual Meeting of Stockholders of On Assignment, Inc. on Monday, June 1, 2009, at 2:00 p.m. Pacific Daylight Time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302.

The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon.

Your vote is important no matter how many shares you own. In order to ensure that your shares will be represented at the Annual Meeting, we have enclosed a proxy card by which you can direct the voting of your shares. Please sign and promptly return the enclosed proxy card whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting and desire to vote in person, you may do so even though you have previously submitted your proxy card.

We thank you for your continued interest in On Assignment, Inc. and look forward to seeing you at the Annual Meeting.

Sincerely,

Peter T. Dameris President and Chief Executive Officer

26651 West Agoura Road
Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Monday, June 1, 2009

The 2009 Annual Meeting of Stockholders of On Assignment, Inc. will be held on Monday, June 1, 2009, at 2:00 p.m. Pacific Daylight Time, at our corporate headquarters located at 26651 West Agoura Road, Calabasas, California 91302, for the purpose of considering and voting upon:

1.                the election of Mr. Jones and Mr. Pierce as directors for three-year terms to expire at our 2012 Annual Meeting;

2.                the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.                such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on April 17, 2009, are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person.  Please call (818) 878-7900 to obtain directions.  However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person even if he or she has previously returned a proxy card. If you hold your shares in “street name,” you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote by ballot at the Annual Meeting.

By Order of the Board of Directors,

Samanthe A. Beck Secretary
April 27, 2009
Calabasas, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2009

This Proxy Statement and our Annual Report on Form 10-K filed with the SEC on March 16, 2009 are available free of charge on our website (http://www.onassignment.com).

2009 PROXY STATEMENT

i

On Assignment, Inc.
26651 West Agoura Road
Calabasas, California 91302

PROXY STATEMENT

For the Annual Meeting of Stockholders to be Held
Monday, June 1, 2009

On Assignment, Inc. (the “Company,” “On Assignment,” “we,” “our,” “us”) is providing these proxy materials in connection with the solicitation by the Board of Directors of On Assignment, Inc. of proxies to be voted at On Assignment’s 2009 Annual Meeting of Stockholders to be held on Monday, June 1, 2009 at 2:00 p.m.  Pacific Daylight Time, or at any adjournment or postponement thereof. This Proxy Statement, the proxy card and On Assignment, Inc.’s Annual Report to Stockholders will be mailed to each stockholder entitled to vote at the 2009 Annual Meeting of Stockholders commencing on or about May 1, 2009.

General Information about the Annual Meeting and Voting

Who is soliciting my vote?

The Board of Directors of On Assignment, Inc. is soliciting your vote at the 2009 Annual Meeting of Stockholders.

What proposals will be voted on at the Annual Meeting?

The items scheduled to be voted on at the Annual Meeting are:

•      the election of Mr. Jones and Mr. Pierce as directors for three-year terms to expire at our 2012 Annual Meeting; and

•      the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2009 fiscal year; and

•      such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

If any such other matters properly come before the Annual Meeting or any adjournments or postponements thereof, the persons named as proxies shall vote the shares represented thereby in their discretion.

Who may vote at the Annual Meeting?

The Board has set April 17, 2009, as the record date for the Annual Meeting. If you were the owner of shares of On Assignment, Inc. common stock at the close of business on April 17, 2009, you may vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares:

•      held directly in your name with our transfer agent as a “holder of record”; and

•      held for you in an account with a broker, bank or other nominee (shares held in “street name”).

A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 26651 West Agoura Road, Calabasas, California 91302, and at the time and place of the Annual Meeting.

How many shares must be present to hold the meeting?

A majority of On Assignment’s outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. On April 17, 2009, there were 36,132,419 shares of On Assignment common stock outstanding. Your shares are counted as present at the Annual Meeting if you:

•      are present and vote in person at the Annual Meeting; or

•      have properly submitted a proxy card prior to the Annual Meeting

How many votes are required to approve each item?

Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the two nominees who receive the largest number of “FOR” votes cast will be elected as directors.

The ratification of the appointment of the independent accountants requires the “FOR” vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on that proposal.

How are votes counted?

You may either vote “FOR” or “WITHHOLD AUTHORITY TO VOTE” for a director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the appointment of our independent accountants. If you withhold authority to vote with respect to a director nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of the nominee. If you abstain from voting on ratification of the appointment of our independent accountants, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting, and the abstention will have the same effect as a vote against that ratification. If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR” the director nominees put forth by the Board and “FOR” the appointment of Deloitte & Touche LLP as our independent accountants.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining whether a proposal has been approved.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote “FOR” Mr. Jones and Mr. Pierce, the two director nominees named in this Proxy Statement and “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent accountants.

How do I vote my shares without attending the Annual Meeting?

Whether you hold shares directly or in “street name,” you may direct your vote without attending the Annual Meeting. If you are a stockholder of record, you may vote by signing and dating your proxy card and mailing it in the postage-paid envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

For shares held in “street name,” you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the Internet. If you provide specific voting instructions by mail, telephone or the Internet, your shares will be voted by your broker or nominee as you have directed.

How do I vote my shares in person at the Annual Meeting?

Even if you plan to attend the Annual Meeting, we encourage you to vote by signing, dating and returning the enclosed proxy card so your vote will be counted if you later decide not to attend the Annual Meeting.

If you choose to vote in person at the Annual Meeting:

•      If you are a stockholder of record, you may vote by the ballot to be provided at the Annual Meeting; or

•      If you hold your shares in “street name,” you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote by ballot at the Annual Meeting.

Please call (818) 878-7900 to obtain directions to attend the Annual Meeting.

What happens if my shares are held in more than one account?

If your shares are held in more than one account, you will receive a proxy card for each account. To ensure that all of your shares in each account are voted, you must sign, date and return each proxy card you receive.

If you and other residents at your mailing address own shares of On Assignment stock in “street name,” your bank, broker or other holder of record may have notified you that your household will receive only one Annual Report and Proxy Statement for each company in which you hold stock through that bank, broker or other holder of record. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your bank, broker or other holder of record will send only one copy of our Annual Report and Proxy Statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our Annual Report and Proxy Statement in the future, or if you share an address with another On Assignment stockholder and together both of you would like to receive only a single set of On Assignment annual disclosure documents, please contact our Investor Relations department by telephone at (818) 878-3136. As a part of this process, you will be asked to provide your name, the name of your bank, broker or other holder of record, and your account number. The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this year’s Annual Report or Proxy Statement, upon a written or oral request, we will send a copy to you. Written requests for such copies should be addressed to On Assignment, Inc., Attention: Investor Relations, 26651 West Agoura Road, Calabasas, CA 91302.  Please contact our Investor Relations department by telephone at (818) 878-3136 with any oral requests for such copies.

May I revoke my proxy and change my vote?

You may revoke your proxy at any time before it is voted by:

•      submitting a properly signed proxy card with a later date;

•      delivering to the Secretary of On Assignment a written revocation notice bearing a later date than the proxy card; or

•      voting in person at the Annual Meeting.

Will my shares be voted if I do not provide my proxy card and do not attend the Annual Meeting?

If you do not provide a proxy card or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. The election of directors and the ratification of

Deloitte & Touche LLP as our independent accountants for 2009 are considered routine matters. Please note that brokers cannot vote shares held on behalf of their clients on “non-routine” matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2009, the beneficial ownership of On Assignment’s common stock for the following persons:

•      all stockholders known by us to beneficially own more than 5% of our common stock;

•      each of our directors;

•      each of our named executive officers, as identified; and

•      all of our directors and named executive officers as a group.

Certain information in the table concerning stockholders other than our directors and officers is based on information contained in filings made by such beneficial owner with the Securities and Exchange Commission.  Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, among other determining factors, shares are deemed to be beneficially owned by a person if that person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date that information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares held by any person in the table below does not necessarily reflect the person’s actual voting power. As of March 31, 2009, there were 36,008,773 shares of On Assignment common stock outstanding. The address of each person listed is in care of On Assignment, 26651 West Agoura Road, Calabasas, California 91302, unless otherwise set forth below such person’s name.

	Shares Beneficially Owned
			Right to
			Acquire within 60	Percent of
	Shares of		days of	Outstanding
Name	Common Stock(1)		March 31, 2009(2)	Shares
Wells Fargo & Co (3)
420 Montgomery Street
San Francisco, CA 94163	5,866,156		—	16.4
TimesSquare Capital Management, LLC (4)
1177 Avenue of the Americas — 39th Floor
New York, NY 10036	3,288,150		—	9.2
NorthPointe Capital, LLC (5)
101 W. Big Beaver, Ste. 745
Troy, MI 48084	2,201,347		—	6.2
Buckhead Capital Management, LLC (6)
3330 Cumberland Blvd, Ste. 650
Atlanta, GA 30339	1,941,060		—	5.4

William E. Brock**	18,955	(7)	42,000	*
Jonathan S. Holman**	47,975	(8)	42,000	*
Jeremy M. Jones**	80,413	(9)	42,000	*
Edward L. Pierce**	7,884	(10)	6,000	*
Peter T. Dameris**	398,822	(11)	1,067,951	4.1
James L. Brill**	98,615	(12)	60,844	*
Emmett McGrath**	67,241	(13)	120,119	*
Michael McGowan**	155,743	(14)	71,250	*
Mark Brouse**	95,039	(15)	16,875	*
All directors and executive officers as a group (9 persons)	970,687		1,469,039	6.8

*                    Represents less than 1% of the shares outstanding.

**              Directors’ and officers’ shares as of March 31, 2009.

(1)            Includes shares for which the named person has sole voting and investment power; and/or has shared voting and investment power with a spouse or minor child.  Excludes shares that may be acquired through exercise of stock options, warrants and vesting of restricted stock units.

(2)            Includes shares that can be acquired upon the exercise of stock options which vested prior to or on March 31, 2009, but remain unexercised, as well as stock options which vest within 60 days after March 31, 2009 and restricted stock units that vest within 60 days after March 31, 2009.

(3)            Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on January 21, 2009.   The reporting person has sole voting power for 4,383,572 and sole dispositive power for 5,714,306 shares and shared dispositive power for 8,857 shares.

(4)            Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2009.   The reporting person has sole voting power for 3,050,750 and sole dispositive power for 3,288,150 shares.

(5)            Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2009.  The reporting person has sole voting power for 1,645,080 shares and sole dispositive power for 2,201,347 shares.

(6)            Pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 18, 2009.  The reporting person has sole voting power and dispositive power for 1,941,060 shares.

(7)             The total number of shares beneficially owned does not include 2,883 unvested restricted stock units which were reported in a Form 4 at or around the time of the grant.

 (8)         Includes 39,000 shares held in The Holman Group, Inc. Profit Sharing Trust for which Mr. Holman has sole voting and investment power.  The total number of shares beneficially owned does not include 2,883 unvested restricted stock units which were reported in a Form 4 at or around the time of grant.

 (9)         All shares are held by the Jones Family Trust for which Mr. Jones has sole voting and investment power.  The total number of shares beneficially owned does not include 2,883 unvested restricted stock units which were reported in a Form 4 at or around the time of grant.

(10)      The total number of shares beneficially owned does not include 2,883 unvested restricted stock units which were reported in   a Form 4 at or around the time of the grant.

(11)      Mr. Dameris has sole voting and investment power for all shares except  211,174 shares of restricted common stock issued pursuant to a restricted stock award agreement, which provides that the holder does not have the rights of a shareholder of the Company with regards to such restricted stock until certain restrictions on the award have lapsed and the award has vested.  The total number of shares beneficially owned does not include 659,399 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.  The total number of shares beneficially owned includes 221,884 restricted stock units that Mr. Dameris would be entitled to and vested in if he had been terminated by the Company without cause on March 31, 2009.

(12)      Mr. Brill and his wife share voting and investment power for all shares.   The total number of shares beneficially owned does not include 121,925 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

(13)      54,369 shares are held in the McGrath Living Trust, for which Mr. McGrath has sole voting and investment power.  The total number of shares beneficially owned does not include 83,614 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

 (14)   Includes 5,000 shares held by Mr. McGowan in a trust for which Mr. McGowan has sole voting and investment power.  The total number of shares beneficially owned does not include 68,862 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

(15)      Includes 4,250 shares that are held in a family trust for which Mr. Brouse and his wife share voting and investment power and 4,250 shares that are held in a family foundation for which Mr. Brouse and his wife share voting and investment power.  The total number of shares beneficially owned does not include 41,740 unvested restricted stock units which were reported in Form 4s filed at or around the time of the grants.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Bylaws of On Assignment provide that our Board shall be comprised of not less than four or more than seven directors, with the exact number to be fixed by the Board. The Board fixed the authorized number of directors at five following the 2007 Annual Meeting. The Board is divided into three classes, as equal in number as possible. At each Annual Meeting, one class of directors is elected for a three-year term.

At this year’s Annual Meeting, two directors will be elected to serve until our 2012 Annual Meeting or until their successors are elected and qualified. Jeremy M. Jones,  who currently serves as the Chairman of our Board and whose term is expiring, has been nominated to stand for re-election.  Edward L. Pierce, who serves as a director and as the Chairman of our Audit Committee, and whose term is expiring, has been nominated to stand for re-election.   Unless otherwise instructed by stockholders, the persons named as proxies will vote the proxies received by them “FOR” the election of Mr. Jones and Mr. Pierce. Mr. Jones and Mr. Pierce have each consented to serve if elected, but if either is unable or unwilling to serve, the persons named as proxies may exercise their discretion to vote for substitute nominees.

Approval of Proposal One

The two nominees receiving the highest number of “FOR” votes cast will be elected as directors. Our Board unanimously recommends that our stockholders vote “FOR” the election of our nominees.

Nominees for Election with Term Ending in 2012

Set forth below is certain information regarding On Assignment’s director nominees, including the age, term of office as director and business experience of each nominee.

Jeremy M. Jones, 67, has served as a director since May 1995 and was appointed Chairman of the Board in February 2003. Mr. Jones has been an investor and business development consultant since February 1998. Mr. Jones served as Chairman of the Board of Byram Healthcare Centers, a provider of retail medical supplies and wholesale medical and hospital equipment, from February 1999 until its sale in March of 2008 and Lifecare Solutions, Inc., a provider of integrated home healthcare products and services, since July 2003.  From 1995 through January 1998, Mr. Jones was Chief Executive Officer and Chairman of the Board of Apria Healthcare Group, Inc., a home healthcare services provider. From 1991 to 1995, Mr. Jones was Chief Executive Officer and Chairman of the Board of Homedco Group, Inc., a home healthcare services company that was merged into Apria Healthcare Group, Inc. in 1995. Mr. Jones was a director of US Labs, an esoteric oncology and hematopathology laboratory from November 2003 through February 2005.

Edward L. Pierce, 52, has served as a director since December 2007.  From February 2008 to present, Mr. Pierce has served as the President of First Acceptance Corporation, a publicly-traded retailer, servicer and underwriter of non-standard private passenger automobile insurance.   Mr. Pierce served as Executive Vice President and Chief Financial officer of First Acceptance Corporation from October 2006 through February 2008.  From May 2001 through February 2006, Mr. Pierce served as Executive Vice President and Chief Financial Officer and as a director of BindView Development Corporation, a publicly-traded network security software development company. From November 1994 through January 2001, Mr. Pierce held various financial management positions, including Executive Vice President and Chief Financial Officer, of Metamor Worldwide Corporation, a publicly-traded global information technology services company.  Mr. Pierce received his Bachelor’s of Science degree in Accounting from Harding University.

Continuing Directors

Set forth below is certain information regarding On Assignment’s continuing directors including the age, term of office as director and business experience of each director.

Terms Ending in 2010

Senator William E. Brock, 78 has served as a director since April 1996. Senator Brock is the founder, and from 1994 to the present, CEO of The Brock Offices, a consulting firm specializing in national education reform and human resource development. From 1988 to 1991, Senator Brock served as Chairman of the National Endowment for Democracy, an organization he helped found in 1980. Senator Brock served in President Reagan’s cabinet as Secretary of Labor from 1985 to 1987, and as United States Trade Representative from 1981 to 1985. From 1977 to 1981, Senator Brock served as National Chairman of the Republican Party. From 1970 to 1976, he was a member of the U.S. Senate, and from 1962 to 1970, he was a member of the U.S. House of Representatives.

Terms Ending in 2011

Peter T. Dameris, 49, was appointed our Chief Executive Officer and President as of September 28, 2004, and has served as a director since December 10, 2004. Prior to such appointment, Mr. Dameris had been Executive Vice President and Chief Operating Officer of On Assignment since November 2003. From February 2001 through October 2002, Mr. Dameris served as Executive Vice President and Chief Operating Officer of Quanta Services, Inc., a publicly-held provider of specialized contracting services for the electric and gas utility, cable and telecommunications industries. From December 1994 through September 2000, Mr. Dameris served in a number of different positions at Metamor Worldwide, Inc., then an international, publicly-traded IT consulting/staffing company. Mr. Dameris’ positions at Metamor Worldwide included Chairman of the Board, President and Chief Executive Officer, Executive Vice President, General Counsel, Senior Vice President and Secretary. Mr. Dameris was a member of the Board of Directors of Bindview Corporation, a publicly-traded network security software development company (acquired by Symantec Corporation in January 2006) from November 2002 to January 2006. Mr. Dameris holds a Juris Doctorate from the University of Texas Law School and a Bachelor’s of Science degree in Business Administration from Southern Methodist University.

Jonathan S. Holman, 64, has served as a director since March 1994. Mr. Holman is the founder and since 1981 has been the President of The Holman Group, Inc., an executive search firm.

Independent Directors

Following the Annual Meeting, the Board will consist of five members, a majority of which are deemed by the Board to be “independent directors” under the current listing standards of the NASDAQ Stock Market. Our independent directors are Senator Brock,  Mr. Holman, Mr. Jones and Mr. Pierce.  The Board has made a subjective determination as to each independent director that no relationships exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. In making these determinations, the Board discussed information provided by the directors and management with regard to the business and personal activities of each director as they may relate to On Assignment and members of management. There are no family relationships among our executive officers or directors.

Board Committees and Meetings

The Board held seven meetings during the year ended December 31, 2008 and acted by unanimous written consent on two occasions. The Board has a Compensation Committee, an Audit Committee, a Nominating and Corporate Governance Committee and a Stock Option Committee.

Compensation Committee. The Compensation Committee consists of three directors, Senator Brock, Mr. Jones and Mr. Holman, who serves as chairman of the committee. The Compensation Committee held six meetings during 2008 and acted by unanimous written consent on six occasions. The Compensation Committee meets in executive session without management present as part of its regularly scheduled meetings. The Compensation Committee reviews our general compensation policies, sets the compensation levels for our executive officers and administers our Stock Option Plan and our Employee Stock Purchase Plan. The Board has determined that each member of the Compensation Committee is independent within the meaning of the NASDAQ Stock Market rules requiring members of compensation committees to be independent.

Audit Committee. The Audit Committee consists of three directors, Mr. Holman, Mr. Jones and Mr. Pierce, who serves as chairman of the committee. The Audit Committee held five meetings during 2008. The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters. The Audit Committee is directly responsible for the appointment, compensation, evaluation, retention and oversight of On Assignment’s independent accountants. The primary functions of the Audit Committee are to assist the Board in its responsibility for oversight of (a) the quality and integrity of our financial statements and our financial reporting and disclosure practices; (b) our systems of internal controls regarding finance and accounting compliance; (c) the independence and performance of our outside accountants; and (d) our ethical compliance programs. The Audit Committee also performs other functions required of audit committees of public companies under applicable laws, rules and regulations and the requirements of the NASDAQ Stock Market.

Rules adopted by the NASDAQ Stock Market and the Securities and Exchange Commission, or SEC, impose strict independence requirements for all members of the Audit Committee. In addition to meeting the NASDAQ Stock Market’s tests for director independence generally, directors on audit committees must meet two additional criteria set forth in the SEC’s rules. First, audit committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the issuer or an affiliate of the issuer, other than in the member’s capacity as a member of the board of directors and any board committee. Second, an audit committee member may not be an affiliated person of the issuer or any subsidiary of the issuer apart from his or her capacity as a member of the board and any board committee. The Board has determined that each member of the Audit Committee meets these independence requirements, in addition to the independence criteria established by the NASDAQ Stock Market. The Board has determined that Mr. Pierce, based on his experience and education as described above, is an audit committee financial expert, as that term is defined under the SEC rules.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of three directors, Mr. Holman,  Mr. Jones, and Senator Brock, who serves as chairman of the committee.  The Nominating and Corporate Governance Committee evaluates director nominee candidates and makes recommendations to the Board of Directors with respect to the nomination of individuals for election to the Board of Directors and to serve as committee members. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the NASDAQ Stock Market rules requiring members of nominating committees to be independent. The Nominating and Corporate Governance Committee met once in 2008. The Nominating and Corporate Governance Committee recommended the nomination of Mr. Jones and Mr. Pierce for election at this year’s Annual Meeting.

The Nominating and Corporate Governance Committee charter, and the corporate governance guidelines established by the Nominating and Corporate Governance Committee, set forth certain criteria for the committee to consider in evaluating potential director nominees. In considering potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials. Qualifications considered by the Nominating and Corporate Governance Committee vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. Qualifications used to evaluate a candidate include personal and professional ethics and integrity, sound judgment, the ability to make independent analytical inquiries, willingness and ability to devote adequate time and resources to diligently perform the duties of a director and relevant business experience and acumen. When selecting a candidate, the Nominating and Corporate Governance Committee also considers additional factors such as whether the candidate possesses specific industry expertise, whether the candidate is familiar with general issues affecting our business and whether the candidate would qualify as an audit committee financial expert or an independent director.

The Nominating and Corporate Governance Committee relies primarily on recommendations from its members, other directors, the Chief Executive Officer and third parties, including professional recruiting firms. In 2008, no professional recruiting firms or consultants were needed and, accordingly, no fees were paid in this regard to professional recruiting firms or consultants in 2008. Existing directors being considered for re-nomination will be evaluated based on their performance as directors to ensure that they continue to meet the qualifications above.

The Nominating and Corporate Governance Committee will also consider timely written suggestions from our stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2010 Annual Meeting should mail their suggestions to On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary. Pursuant to our Bylaws, suggestions must be received by the Secretary of On Assignment not less than thirty days or more than sixty days prior to the 2010 Annual Meeting. The manner in which director nominee candidates suggested in accordance with this policy are evaluated shall not differ from the manner in which candidates recommended by other sources are evaluated. There were no director candidates put forward by shareholders for consideration at the 2009 Annual Meeting.

The written charters governing the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are posted on the Investor Relations—Corporate Governance page of our website at http://www.onassignment.com. You may also obtain a copy of any of these documents without charge by writing to: On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary.

Stock Option Committee. The Stock Option Committee consists of one director, Mr. Dameris. The Stock Option Committee acted by written consent on 16 occasions during 2008. The Stock Option Committee has been delegated limited authority by our Board to grant stock options to eligible individuals who are not executive officers or directors within pre-approved limits.

Meetings. No currently serving director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the Committees of the Board on which he served during 2008.  Our independent directors regularly meet as a group in executive sessions outside of the presence of management.  On Assignment has not adopted a formal policy with respect to director attendance at the annual meetings of the stockholders and our Bylaws allow the annual meetings to be conducted by the presiding officer of such meeting. Other than Mr. Dameris, none of our current directors who were serving on our Board as of May 30, 2008 attended our 2008 Annual Meeting of Stockholders.

Communicating with the Board

We invite stockholders and other interested parties to communicate any concerns they may have about On Assignment directly and confidentially with either the Chairman of the Board or the non-management directors as a group by writing to the attention of either the Chairman of the Board of Directors or the Non-Management Directors at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302. Any such communication will be forwarded, unopened, to Mr. Jeremy Jones, Chairman of the Board.

Ethics

On Assignment has adopted a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of On Assignment. It complies with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. More importantly, it reflects On Assignment’s policy for dealing with all persons, including its customers, employees, investors, regulators and vendors, with honesty and integrity. A copy of On Assignment’s Code of Business Conduct and Ethics can be found on the Investor Relations—Corporate Governance page of our website at http://www.onassignment.com. You may also obtain a copy of any of this document without charge by writing to: On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302, Attn: Secretary.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

The Compensation Committee seeks to attract, motivate and retain key talent needed to enable On Assignment to operate successfully in a competitive environment.  Its fundamental policy is to offer On Assignment’s executive officers competitive compensation opportunities based upon their relevant experience, their individual performance and the overall financial performance of On Assignment.

The Compensation Committee also recognizes that, from time to time, it is appropriate to enter into compensatory agreements with key executives, and has done so with each of its executive officers.  Through these agreements, On Assignment seeks to further motivate such individuals or retain their services as well as to secure confidentiality and nonsolicitation obligations from such executives, applicable both during and after their employment.   These agreements with executive officers include executive employment agreements and severance arrangements.

The Compensation Committee periodically reviews the effectiveness and competitiveness of On Assignment’s executive compensation structure with the assistance of the Chief Executive Officer, independent consultants and by conducting informal salary surveys.  During 2008, the Compensation Committee consulted with Fredric W. Cook & Co. Inc., soliciting specific information regarding the interpretation of a calculation called for in Mr. Dameris’ employment agreement relating to restricted stock unit grants that conditionally vest based on the Company’s stock price performance relative to its peers over three years from the date of grant.  The Company paid fees for services associated therewith in the amount of $7,936.00.  Fredric W. Cook & Co., Inc. provided no other services to the Company.

The Compensation Committee considers the anticipated tax treatment to us and our executive officers when reviewing our compensation programs, as the deductibility of some types of compensation payments or the amount to tax imposed on the payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights or termination of employment.  The Compensation Committee considers the requirements of Internal Revenue Code Sections 409A and 162(m) when structuring the executive compensation packages.  Section 162(m) limits the tax deductibility to the Company of annual compensation in excess of $1,000,000 that is paid to our Chief Executive Officer, and our three other most highly compensated executive officers (other than the Chief Financial Officer).  However, certain performance-based compensation is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon the attainment of pre-established, objective performance goals that are based on shareholder-approved performance criteria and the committee that establishes and certifies such goals consists only of “outside directors.” All members of our Compensation Committee, which establishes such goals, qualify as outside directors. Section 409A imposes an excise tax on employees with respect to compensation paid in excess of certain limits and/or in contravention of certain requirements upon the timing of the payment(s).  Changes in applicable tax laws and regulations, as well as other factors beyond the Compensation Committee’s control, also can affect the deductibility of compensation.

While the tax impact of any compensation arrangement is one factor to be considered in determining appropriate compensation, such impact is evaluated in light of the Compensation Committee’s overall compensation philosophy and objectives. The Compensation Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. The Compensation Committee may award compensation which is not fully deductible to our executive officers if it determines that such award is consistent with its philosophy and is in our and our shareholders’ best interests.

Our Stock Option Plan is designed to permit the Compensation Committee to grant awards that may qualify as performance-based for purposes of satisfying the conditions of Section 162(m), including stock options, other performance-vesting awards and cash incentive awards.  Other awards under the plan, including time-vesting restricted stock and restricted stock units may not qualify as performance-based awards.

Compensation Program

The key elements of executive compensation are base salary, annual performance-based incentive compensation and long-term equity-based incentive grants, which may include time vesting and performance-based vesting arrangements. Generally, as an executive officer’s level of responsibility increases, the Compensation Committee seeks to have a greater portion of the executive’s total compensation depend upon On Assignment’s performance, as quantified by measurements such as revenue, profitability and stock price appreciation rather than solely upon the executive’s salary.  The Compensation Committee believes this structure is appropriate because as the employee’s level of responsibility increases, the impact of his or her efforts and business judgment upon the performance of the Company and Company’s stock price also increases.  To that end, all of our executive officers receive annual incentive compensation opportunities with attainment targets set each year by the Compensation Committee, based on percentages of their annual salary, with those percentages ranging from 75% to 120%, depending upon the scope of the executives’ responsibilities.  Additionally, our executive officers receive equity grants in per-share or unit allocations that increase as the executive’s level of responsibility and impact on overall Company performance increases.  The value of the equity grants are tied to the value of On Assignment’s common stock, with vesting schedules that are based on the passage of time and, in some cases, also upon the attainment of performance-based goals established by the Compensation Committee. The key factors that were considered in establishing the components of each executive officer’s compensation package for 2008 are summarized below.

Base Salary

One important component of our compensation package is an annual salary commensurate with the executive officer’s experience, scope of responsibility, skill in executing those responsibilities and overall value to the organization.  Other factors considered in determining base salary are individual performance as measured by the success of the executive’s business division or area of responsibility, competitiveness with salary levels of similarly sized companies, internal compensation parity standards and On Assignment’s ability to pay an appropriate and competitive salary. The amount and timing of any increase in base compensation depends upon, among other things, overall economic conditions, the Company’s performance, the individual’s performance, internal compensation parity and the time interval and any responsibilities assumed since the last salary increase.

Incentive Compensation

A fundamental objective of the Compensation Committee is to make a substantial portion of each executive officer’s compensation contingent upon On Assignment’s performance as well as upon his own individual level of performance.  The Compensation Committee may further this objective through an annual performance-based incentive compensation program, multi-year, long-term incentive awards subject to achievement of specified goals tied to business criteria, including periodic equity grants with performance-based vesting components.  The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  The mechanics and attainment criteria for annual incentive awards and long-term incentive awards are discussed in greater detail below.  The Compensation Committee believes the use of both annual and long-term incentive awards encourages the executive officers to balance and manage short-term returns against longer term Company goals and investments in future opportunities.  Annual incentive awards are cash awards, intended to reward the executive for achieving growth on one or more designated business unit level or consolidated performance metrics.  Multi-year, long-term incentive awards are typically equity awards, with vesting triggered by the passage of time and/or by, (and in percentages based on), attaining designated levels of Company financial performance.  The Compensation Committee may specify the amount of the incentive award as a percentage of the executive’s annual salary or as another amount that need not bear a strictly mathematical relationship to the performance goals. The Compensation Committee may, in its discretion, reduce the amount of an award otherwise to be made in connection with an incentive program if the Compensation Committee determines that the assumptions applied when setting the goals ultimately proved invalid, unanticipated factors not tied to executive performance resulted in the executive’s attainment of the targets or other considerations that in the discretion of the Compensation Committee dictate that the award should be reduced.  Awards to individuals who are covered under Section 162(m) (discussed above) or who the Compensation Committee believes may be covered in the future, may be structured by the Compensation Committee, in its discretion, to constitute “qualified performance-based compensation” under Section 162(m).

Annual Incentive Compensation

Executive officers are eligible for annual incentive compensation payable in cash and tied to achievement of performance goals, which typically include components related to revenues and profitability, either at the divisional or corporate levels, or a combination, depending upon the executive’s area of responsibility.  By focusing on revenues and profitability measures, the Compensation Committee attempts to relate the annual incentive to performance measures that demonstrate appropriate growth and contribute to overall shareholder value.  Within the first 90 days of each fiscal year, the Compensation Committee establishes performance targets and corresponding incentive compensation, which is typically calculated as a percentage of the individual’s base salary, with more senior executives eligible for higher percentages. Currently these percentages range from 75% of annual salary to 120% of annual salary, assigned according to the seniority of the executive and the scope of his responsibilities.  For most of our officers, half or more of each annual compensation package is attached to attainment of the respective incentive compensation program targets.  The Compensation Committee feels this arrangement appropriately links the executives’ remuneration to the performance of the Company and the benefits derived by the shareholders.  Actual percentages and a detailed description of performance targets applicable to the 2008 annual incentive compensation program are set forth in more detail in the “Summary of Executive Compensation” section presented elsewhere in this Proxy Statement.   The targets are based on full year performance measures and are, therefore, determined at a time when attainment is substantially uncertain. In recent years, including 2008, this incentive bonus has consisted of two components:  a “target bonus” for the achievement of set objectives the Compensation Committee established at the beginning of the year and an additional bonus, paid incrementally, up to a pre-set level if an executive surpasses the set objectives.  Structuring the annual incentive compensation in this manner upholds On Assignment’s philosophy of paying for performance.  The target bonus is designed to be achievable based upon highly competent management performance on the executive’s part, assuming certain economic conditions and other circumstances at the time the goal was established.  The maximum additional target bonus is designed to be difficult to achieve under those circumstances.

 As previously noted, the Compensation Committee may exercise negative discretion to reduce the amount of an award otherwise to be made in connective with an incentive plan.  The Compensation Committee may also award additional discretionary incentive compensation, based on such factors as substantial over-achievement of performance targets for which the annual incentive compensation program otherwise provides no award, upon a change in the executive officer’s employment status or in recognition of an executive’s success in implementing change or otherwise attaining results that delivered value to the Company, but were not captured in the annual incentive program performance targets.  The Compensation Committee reserves all of the foregoing discretion to avoid results that fail to serve the goal of paying for performance, based on a strict application of the program.

Long-Term Incentive Compensation

The Compensation Committee periodically approves grants of stock options, restricted stock and restricted stock units to On Assignment’s executive officers under the Stock Option Plan or otherwise.  The grants may occur in conjunction with On Assignment’s entry into an executive employment agreement or extension of an executive employment agreement, or as part of a periodic assessment of the degree to which equity continues to constitute an appreciable component of the executive officers’ compensation packages.  These grants are designed to balance the comparatively short-term goals of the annual incentive compensation targets with longer term stock price performance, to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage On Assignment from the perspective of an owner with an equity stake in the business. Each option grant allows the executive officer to acquire shares of common stock over a specified period of time of up to ten years.  Because our stock options are granted at fair market value, these grants provide a return to the executive officer only if the market price of the shares appreciates over the option term.  Due to volatility in the fair market value of the Company’s common stock, which can fail to reflect the actual financial performance of the Company, as well as periodic trading restrictions imposed on our executive officers as a result of their service to the Company, the Compensation Committee typically augments stock option awards to our executive officers with awards restricted stock units as well as, in the case of Mr. Dameris, awards of restricted stock.  Because the restricted stock and restricted stock unit grants are generally made for no consideration other than the par value of the shares, which is deemed paid by the recipient through services rendered, these grants encourage the recipient to maximize the fair market value of the Company’s common stock, but protect the recipient from the risk of being “underwater” with respect to the equity (required to pay more to purchase the equity from the Company than the fair market value of On Assignment’s common stock at the time of the purchase).

Like stock options, restricted stock and restricted stock units vest over a specified period of time.  Unlike our typical grants of stock options, restricted stock and restricted stock unit grants may include some percentage that vests upon achievement of defined performance criteria within a specific timeframe.   This type of award creates an incentive for the executive to attain the designated performance criteria, for vesting purposes, as well as to execute business plans that increase the overall fair market value of our common stock.

The size of the restricted stock award, option or restricted stock unit grant is set at a level that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the executive’s current position and ability to impact the stock price.  The size of the award or grant is also generally graded to his annual salary and incentive compensation opportunity.  Equity awards or grants also take into account the individual’s potential to assume future duties and responsibility on behalf of On Assignment over the vesting schedule and/or option term, the executive’s individual performance in recent periods and his current holdings of On Assignment stock and options received through previous equity grants as well as the per individual, per period award limits set forth in our Stock Option Plan.

Company-Sponsored Health and Welfare Benefits

Our executives and their legal dependents are eligible to participate in Company sponsored health and welfare plans.  These benefits are designed to be competitive with overall market practices and to attract and retain employees with the skills and experience to promote On Assignment’s goals.  The Compensation Committee believes providing this coverage opportunity and enabling payment of the employee portion of such coverage costs through payroll deductions encourages our executives and their legal dependents to avail themselves of appropriate medical, dental and other health care services, as necessary, to help ensure our executives’ continued ability to contribute their efforts towards achieving On Assignment’s growth, profitability and other goals.

Severance and Change-in-Control Benefits

The executive employment agreements also provide for severance arrangements with each executive officer in the event of an involuntary termination without “cause” or, in some cases, a “constructive termination” or a termination by the executive for “good reason” as those terms are defined in the executive employment agreements.  Additionally, pursuant to our Executive Change of Control Agreements with Mr. Brill and Mr. Dameris and the On Assignment Change in Control Severance Plan in which our other executive officers participate, On Assignment provides for lump-sum payments of the executive officer’s then-current annual salary and incentive compensation and continuation of health and welfare plan participation or lump-sum payment of the cost of such continued coverage for a pre-defined period of time, without cost to the executive, in the event the executive is terminated under certain defined circumstances following a change in control.

Pursuant to the Executive Change of Control Agreements with Mr. Brill and Mr. Dameris, immediately prior to a change of control (as defined in the agreements), all stock options and other unvested equity awards then held by the executive will become fully vested and exercisable subject, in Mr. Dameris’ case, to exceptions with respect to certain equity awards called for under his employment agreement.  Under the Executive Change of Control Agreements as well as the On Assignment Change in Control Severance Plan, in the event it is determined that any payment arising under such agreement or plan would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the executive shall be entitled to receive an additional payment  in an amount equal to the excise tax imposed upon the payments.  The Compensation Committee believes that the change in control arrangements serve to minimize any distraction to the executive officer resulting from a potential change in the control of the Company and decrease the risk that these individuals would leave On Assignment when a transaction was imminent, thereby reducing the value of On Assignment to a prospective buyer, or to the shareholders in the event the transaction failed to consummate.  Structuring the change in control severance benefits as primarily “double-trigger” (becoming payable only upon the occurrence of both a change in control of the Company and the executive’s involuntary termination following the change in control) appropriately serves these goals yet avoids bestowing a windfall on the executive officer in the event he is not involuntarily terminated following such an event.  The Compensation Committee believes the “single-trigger” accelerated vesting of stock options and other unvested equity awards held by Mr. Brill and Mr. Dameris (which occurs immediately prior to a change in control regardless of whether the executive is involuntarily terminated upon or following the transaction), properly acknowledges the direct link between the executive’s leadership of the Company and the value of the equity and recognizes that the link is greatly attenuated after a change in control, regardless of the executive’s actual employment status.  The single-trigger arrangement permits Mr. Brill and Mr. Dameris to receive the benefit of an increase in the fair market value of the equity resulting from their efforts to consummate a transaction approved by our shareholders.  The executive employment, severance and change of control arrangements are described under the heading “Employment Contracts and Change in Control Arrangements” elsewhere in this Proxy Statement.

Perquisites

On Assignment also makes additional perquisites available to certain of its executive officers, consisting of a monthly automobile allowance, payment or reimbursement of actual expenses incurred by the executive officer in connection with an annual physical examination, (subject to specific limits) and payment or reimbursement of actual expenses incurred for tax preparation and financial planning services, (again, not to exceed specific limits).  The Compensation Committee acknowledges the considerable time and focus demanded of our executive officers as well as their role as “ambassadors” of On Assignment.  The Compensation Committee authorizes these benefits to encourage our executives to attend to basic personal details that might otherwise prove distracting, time consuming or simply lack priority.  Additionally, the Compensation Committee believes the executives perceive these perquisites to be highly valuable and therefore helpful in attracting and retaining qualified leaders.

Deferred Compensation Plans

On Assignment offers tax-qualified 401(k) plans to its U.S. employees.  Some of our executives and other employees are not eligible to participate, or to fully participate up the maximum contribution levels permitted by the Internal Revenue Code, in the applicable On Assignment 401(k) plan by virtue of their status as “highly compensated” employees according to Section 414(q) of the Internal Revenue Code.  Therefore, On Assignment offers separate non-qualified savings plans for eligible employees.  The current On Assignment Deferred Compensation Plan permits employees and directors determined to be eligible by the Compensation Committee to annually elect to defer up to 100% of their base salary, incentive compensation, and/or director fees on a pre-tax basis and earn tax-deferred income on these amounts.  The Deferred Compensation Plans permit matching Company contributions and other benefits similar to, though not as favorable for tax purposes, as the 401(k) plans.  The Compensation Committee maintains these programs in an effort to provide the executive officers with retirement benefits that are comparable to and competitive with the benefits available to similarly situated executives in the market.  The On Assignment Deferred Compensation Plans are described in more detail under the heading “Deferred Compensation” elsewhere in this Proxy Statement.

Employee Stock Purchase Plan

On Assignment maintains an Employee Stock Purchase Plan, which is referred to as the ESPP.  Under the ESPP, On Assignment may grant eligible employees, including the executive officers, periodic opportunities to purchase shares of On Assignment’s common stock at a discount, subject to certain limits.  At the conclusion of the purchase period ended February 27, 2009, the pool of ESPP shares was exhausted and therefore the Company will not offer additional shares under the ESPP unless and until the Company secures  shareholder approval to replenish the pool of shares available for issuance thereunder.  The Company, in conjunction with the Compensation Committee, will determine whether and when to present the shareholders with such a proposal. Currently, On Assignment  and its

Compensation Committee believe that the comparatively low price at which the Company’s common stock is trading alleviates the need to offer employees the opportunity to purchase the stock at a discount.

Summary of Executive Compensation

Compensation paid to executive officers for 2008 consisted primarily of base salary, bonuses in connection with the annual incentive compensation program and long-term incentive compensation consisting of stock option grants and restricted stock units.

Chief Executive Officer Compensation

Mr. Dameris’ 2008 compensation was determined based on the same principles applicable to executive officers generally, (e.g. to offer base salary that equitably compensates the executive for the competent execution of his duties and responsibilities, to structure an overall compensation package that rewards superior performance, to balance attainment of near-term business objectives with long-term goals and to align the executive’s goals with those of our shareholders), as well as the terms of his November 2003 employment agreement, as amended through March 19, 2009.

Mr. Dameris’ salary was set at $635,250 as of August 2008, representing a 10% increase from his previous salary.  In arriving at Mr. Dameris’ salary, the Compensation Committee considered the overall volume and value of Mr. Dameris’ prior equity grants, described below, his annual incentive compensation opportunity, described herein, the performance of the Company during the 12 month period since his last salary increase, the amount of his 2007 salary increase and the typical percentage increase applied to the other executive officers’ salaries. His target incentive compensation remained 60% of his base salary with maximum incentive compensation of up to 120% of his annual salary for over-achievement of targets. Mr. Dameris received incentive compensation of $762,300 in 2008 in connection with the annual incentive compensation program. Pursuant to his employment agreement, the amount of Mr. Dameris’ incentive compensation is determined based on the Company’s attainment of revenue above a determined threshold and then on the Company’s adjusted earnings before interest, taxes, depreciation and amortization (or EBITDA) results relative to its plan.  The targets are set by the Compensation Committee after consultation with Mr. Dameris and represent a percentage attainment (generally 90% to 110%) of the amount forecasted by the Company for the fiscal year as set forth in the Board-approved budget for same.  For 2008, Mr. Dameris’ incentive compensation was subject to the Company attaining consolidated  gross revenues of at least $549,000,000.  Upon attaining that threshold, Mr. Dameris was eligible to earn incentive compensation equal to 60% of his base salary when the Company achieved $55,500,000 in adjusted EBITDA and, thereafter, Mr. Dameris was eligible to earn additional incentive compensation equal to 60% of his annual salary, on a pro-rata basis when the Company achieved adjusted EBITDA over $55,500,000, up to a maximum of $60,796,000.  The Company attained all the foregoing targets and Mr. Dameris earned his maximum 2008 incentive compensation.  Mr. Dameris received additional compensation of $12,034, which consisted of his monthly automobile allowance, life insurance premiums, tax preparation expense reimbursement and personal travel expense reimbursement.

In January 2008, pursuant to his employment agreement, Mr. Dameris was granted 78,369 restricted stock units valued at $500,000 which vest over a three year period, with 23/36ths vesting on December 31, 2009 and the remaining shares vesting as to 1/36th on each monthly anniversary of the grant date thereafter,  subject to his continued employment through each such vesting date.  The Compensation Committee believes the restricted stock unit grant provides Mr. Dameris with incentive to focus on increasing the long-term value of the Company’s common stock, to the benefit of the Company’s shareholders.  Also in January 2008, pursuant to his employment agreement, Mr. Dameris was granted 78,369 restricted stock units valued at $500,000 which conditionally vest based on the Company’s stock price performance relative to its peers over three years from the date of grant.   The Compensation Committee believes this provides Mr. Dameris with incentive to focus on outperforming the Company’s peers, thereby ensuring that the Company is considered a premier performer in its sector.  In January 2008, pursuant to his employment agreement, Mr. Dameris was also granted 78,369 shares of restricted stock valued at $500,000, which vest on December 31, 2009, subject to  the Company’s financial performance (measured by an adjusted EBITDA target) relative to its plan in 2008.  Specifically, 50% of these shares were contingent upon the Company attaining

$48,636,800 of adjusted EBITDA in 2008 and the remaining 50% were pro-ratably contingent upon the Company attaining adjusted EBITDA of at least $48,636,800, up to a maximum of $60,796,000.  Based on the Company’s adjusted EBITDA results for 2008, the Compensation Committee determined that all these contingencies were removed from Mr. Dameris’ restricted stock award.  The Compensation Committee believes the performance conditions imposed on this award encouraged Mr. Dameris to strive for superior 2008 adjusted EBITDA results while the time-vesting component encourages Mr. Dameris to continue in service through the vesting date. The Compensation Committee assigned equal weight to the time-vesting restricted stock units, the restricted stock units which vest based on our total shareholder return as compared with our peers and the restricted stock in order to offer an equal incentive and reward for an overall increase in the fair market value of our stock, the attainment of specific performance goals and superior stock performance relative to similar companies in our industry.

Chief Financial Officer Compensation

Mr. Brill’s 2008 compensation was determined based on the same factors applicable to Mr. Dameris and our other executive officers generally, (e.g. to offer base salary that equitably compensates the executive for the competent execution of his duties and responsibilities, to structure an overall compensation package that rewards superior performance, to balance attainment of near-term business objectives with long-term goals and to align the executive’s goals with those of our shareholders), as well as the terms of his January 1, 2007 employment agreement, as amended and restated on December 11, 2008.

Mr. Brill’s  annual base salary for 2008 was set at  $288,000 and, pursuant to his employment agreement, he is eligible for annual incentive compensation of up to 100% of his base salary.   His salary was set after considering Mr. Brill’s past performance as the Company’s Chief Financial Officer, the annual salary increases awarded to the Company’s other employees and executive officers for the year and the range of the Company’s other executive officer salaries.  The Compensation Committee established Mr. Brill’s annual incentive compensation percentage based on these same general factors.  The amount of Mr. Brill’s annual incentive compensation is determined based on the Company’s attainment of revenues above a determined threshold and the Company’s adjusted EBITDA performance relative to its plan.  The targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment (generally 90% to 110%) of the amount forecasted by the Company for the fiscal year as set forth in the Board-approved budget for same.  Mr. Brill received incentive compensation of $288,000 in 2008.  For 2008, Mr. Brill’s annual incentive compensation was subject to the Company attaining consolidated gross revenues of at least $549,000,000.  Upon attaining that threshold, Mr. Brill earned incentive compensation equal to 50% of his base salary when the Company achieved $55,500,000 in adjusted EBITDA and, thereafter, Mr. Brill earned additional incentive compensation equal to 50% of his annual salary, on a pro-rata basis, when the Company achieved adjusted EBITDA in excess of $55,500,000, up to a maximum of $60,796,000.  The Company achieved each target and Mr. Brill earned his maximum potential 2008 incentive compensation.  Mr. Brill received additional compensation of $12,212, which consisted of his monthly automobile allowance, life insurance premiums and tax preparation expense reimbursement.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2008, Mr. Brill received a grant of  68,965 restricted stock units. 60% of the award will vest in equal, annual installments of 13,793 on January 2, 2009, January 2, 2010 and January 2, 2011.  The remaining 40% of the award is performance-based, vesting in three (3) equal, annual installments, on the anniversary of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).  The Compensation Committee chose restricted stock units because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. Brill to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year commencing in 2008.  Vesting as described above occurs only so long as Mr. Brill remains employed with Company.  In the event of a change in control of the Company, the vesting of any unvested portion of the award shall be subject to the provisions of  Mr. Brill’s executive change in control agreement.  If Mr. Brill’s employment with us is terminated for any other reason, the unvested portion of the RSUs will be forfeited as of the termination date.

Half of Mr. Brill’s Performance Vesting Grant will vest based upon attainment of 85% of an adjusted EBITDA target established annually by the Compensation Committee and half shall vest on a sliding scale basis based upon attainment of over 85% and up to 110% of the adjusted EBITDA targets.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. Brill does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2009, the unvested Performance Vesting Grant for 2008 shall roll forward for one year only and shall be added to the 2009 Performance Vesting Grant potentially vesting in January of 2010. Vesting shall then be contingent upon Mr. Brill’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2009.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2010 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2011.

For 2008, Mr. Brill’s Performance Vesting Grant totaled 9,196 restricted stock units.  Fifty percent (or 4,590 restricted stock units) vested contingent upon the Company attaining adjusted EBITDA of $51,676,600.  Upon attaining that threshold, Mr. Brill vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $51,676,600, up to a maximum of $66,875,600.  The Company achieved adjusted EBITDA of $64,396,969 in 2008 and Mr. Brill vested in 8,452 restricted stock units.  736 restricted stock units from the 2008 Performance Vesting Grant  rolled forward to become part of the 2009 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2010.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. Brill’s experience serving as the Chief Financial Officer of a publicly-traded company, the quality of his service to the Company,  the number of restricted stock units granted to the Company’s other executive officers, and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes the  time-vesting portion of the restricted stock unit grant rewards Mr. Brill for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. Brill to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. Brill’s continuation in service with the Company through those vesting dates.

President of Oxford Global Resources Compensation

Mr. McGowan’s 2008 compensation was determined based on the terms of his January 3, 2007 employment agreement, as amended and restated on December 30, 2008.  Under his employment agreement, Mr. McGowan was entitled to a minimum annual base salary of $345,000 for calendar year 2008.  Mr. McGowan is entitled to annual incentive compensation of up to 100% of his annual base salary, guaranteed synergy bonuses of $20,000 per quarter as well as an annual performance-based synergy bonus of up to $20,000.  The Compensation Committee set Mr. McGowan’s base salary after considering his experience as President of Oxford, his pre-acquisition salary for serving as President of Oxford, his stated salary requirements, the anticipated impact of Oxford’s performance on the Company’s overall performance and the range of the Company’s other executive officer salaries.  The Compensation Committee established Mr. McGowan’s annual incentive compensation percentage based on these same general factors.  The Compensation Committee established the synergy bonuses for 2007 and 2008 only, in recognition of the momentum and stability Mr. McGowan’s continued leadership of Oxford brings to our post-acquisition integration efforts.

The amount of Mr. McGowan’s incentive compensation was determined by the Compensation Committee based on Oxford’s adjusted EBITDA performance relative to its plan as well as his attainment of qualitative business objectives established by management with respect to the annual synergy bonus.  The annual incentive compensation targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment (generally 90% to 110%) of the amount forecasted by the Company for the fiscal year as set forth in the Board-approved budget for same.  The Compensation Committee determined the amount of the guaranteed synergy bonuses and quarterly payment schedule after considering the incremental value of Mr. McGowan’s continued leadership of Oxford in supporting the short- and mid-term post-acquisition integration efforts.  The amount of the annual synergy bonus was determined based upon Mr. McGowan’s successful execution of integration activities including (a) refining  monthly and quarterly financial, budget and operating performance results reporting processes; (b) participating in cross-divisional opportunities with other business leaders within the Company; (c) retaining key Oxford employees; (d) managing a stock option allocation plan for key Oxford employees; (e) working with Company management to integrate Oxford’s annual President’s Club program with that of the Company; (f) aligning Oxford’s branch network with the Company’s by leveraging the Company’s existing branch office locations; (g) evaluating potential business line expansions; and (h) aligning Oxford’s 2008 corporate and field personnel compensation plans with the Company’s strategic growth and business objectives. Mr. McGowan received incentive compensation totaling $445,000 in 2008 in connection with his annual incentive compensation plan and synergy bonuses.  $20,000 of this amount represented his annual synergy bonus, which the Compensation Committee determined he earned in full.  For 2008, Mr. McGowan was eligible to earn annual incentive compensation provided Oxford attained minimum annual revenue of $185,916,600.  Once that target was attained, Mr. McGowan became eligible to earn an amount equal to 50% of his base salary when Oxford achieved adjusted EBITDA of $25,894,900.  Thereafter, Mr. McGowan was eligible to earn additional incentive compensation of up to 50% of his base salary, on a pro-rata basis, for achieving Oxford adjusted EBITDA in excess of $25,894,900 and up to a maximum of $27,661,000.  Oxford achieved each target and Mr. McGowan earned his maximum potential 2008 incentive compensation.  Mr.  McGowan received additional compensation of less than $10,000, which consisted of his monthly automobile allowance, tax preparation expense reimbursement and other de minimus amounts.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2008, Mr. McGowan received a grant of 12,000 restricted stock units. 60% of the  award will vest in equal, annual installments of 2,400 on January 2, 2009, January 2, 2010 and January 2, 2011.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the anniversary of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).  The Compensation Committee chose restricted stock units because unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. McGowan to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year commencing in 2008.  Vesting as described above occurs only so long as Mr. McGowan remains employed with Company.  If Mr. McGowan’s employment with us is terminated for any reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

Half of Mr. McGowan’s Performance Vesting Grant will vest based upon attainment of 85% of an adjusted EBITDA target established annually by the Compensation Committee and half shall vest on a sliding scale basis based upon attainment of over 85% and up to 110% of the adjusted EBITDA targets.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. McGowan does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2009, the unvested Performance Vesting Grant for 2008 shall roll forward for one year only and shall be added to the 2009 Performance Vesting Grant potentially vesting in January of 2010. Vesting shall then be contingent upon Mr. McGowan’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2009.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2010 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2011.

For 2008, Mr. McGowan’s Performance Vesting Grant totaled 1,600 restricted stock units.  50% (or 800 restricted stock units) vested contingent upon the Company attaining adjusted EBITDA of $51,676,600.  Thereafter, Mr. McGowan vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $51,676,600, up to a maximum of $66,875,600.  The Company achieved adjusted EBITDA of $64,396,969 in 2008 and Mr. McGowan vested in 1,472 restricted stock units.  128 restricted stock units from the 2008 Performance Vesting Grant rolled forward to become part of the 2009 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2010.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. McGowan’s experience serving as the President of Oxford, the quality of his service to the Company,  the number of restricted stock units granted to the Company’s other executive officers, the overall equity awarded to the Company’s other executive officers as compared with Mr. McGowan, and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes the  time-vesting portion of the restricted stock unit grant rewards Mr. McGowan for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. McGowan to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. McGowan’s continuation in service with the Company through those vesting dates.

President of Life Sciences and Allied Healthcare Compensation

Mr. McGrath’s 2008 compensation was determined based on the same basic factors as described above for other executive officers, including On Assignment’s results of operations, as well as the terms of his July 23, 2004 employment agreement, as amended on November 28, 2007 and amended and restated on December 11, 2008. Under the terms of his employment agreement in effect during 2008, Mr. McGrath was entitled to an annual base salary of $310,000 and incentive compensation of up to$313,250.  Mr. McGrath’s salary was set by the Compensation Committee after considering his experience as President of the Life Sciences division, his agreement, effective November 28, 2007, to assume oversight of the Allied Healthcare division, the anticipated impact of the Life Sciences and Allied Healthcare divisions’ performance  on the Company’s overall performance and the range of the Company’s other executive officer salaries.  The Compensation Committee established Mr. McGrath’s 2008 incentive compensation opportunity based on these same general factors.

Mr. McGrath received incentive compensation totaling $98,475 in 2008 in connection with his 2008 incentive compensation program, as well as a discretionary bonus of $111,300, in recognition of other achievements which delivered value to the Company but were not otherwise rewarded under his 2008 incentive compensation program.  Mr. McGrath’s 2008 incentive compensation program consisted of multiple components relating to the performance of the Company overall, the Life Sciences division and the Allied Healthcare division.  The targets were set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage (generally 90% to 110%) of the amount forecasted by the Company for the fiscal year as set forth  in the Board-approved budget for same.  Mr. McGrath was eligible to earn $111,300 provided the Life Sciences division attained 2008 revenue of at least $129,518,400 and also attained branch contribution (defined as divisional operating margin, less selling, general and administrative expenses and certain other adjustments) of at least $25,219,800.  If both of the foregoing targets were met, Mr. McGrath became eligible to earn up to an additional $83,475 of incentive compensation, on a linear pro-rata basis to the extent the Life Sciences division’s branch contribution exceeded $25,219,800, up to maximum of $28,022,000.  The Life Sciences division did not achieve any of the targets and consequently, Mr. McGrath did not earn any portion of his 2008 incentive compensation tied to the performance of the Life Sciences division.

Mr. McGrath was eligible to earn $27,825 if the Company attained consolidated 2008 revenue of at least $549,000 as well as adjusted EBITDA of at least $55,500,000.  Provided both of these targets were achieved, Mr. McGrath became eligible to earn up to an additional $55,650 in 2008 incentive compensation, on a pro-rata basis, to the extent the Company’s adjusted EBITDA exceeded $55,500,000, up to a maximum of $60,796,000.  The Company attained these targets to the maximum extent and, consequently, Mr. McGrath earned his maximum potential incentive compensation tied to overall Company results.

Pursuant to the terms of his employment agreement, Mr. McGrath received guaranteed 2008 incentive compensation totaling $15,000 for assuming oversight of the Allied Healthcare division.  Mr. McGrath was eligible to earn an additional $17,500 if the Allied Healthcare division attained 2008 revenue of at least $52,031,700 as well as branch contribution of at least $5,064,300.  Provided both these targets were attained, Mr. McGrath became eligible to earn up to an additional $17,500, on a pro-rata basis to the extent the Allied Healthcare division’s 2008 branch contribution exceeded $5,064,000, up to a maximum of $5,627,000.   Neither the revenue nor the branch contribution targets attributable to 2008 Allied Healthcare division performance were achieved and, consequently, Mr. McGrath did not earn any additional 2008 incentive compensation related to the Allied Healthcare division performance.

On February 5, 2009 the Compensation Committee approved payment of a one-time, discretionary bonus to Mr. McGrath, in the amount of $111,300.00 in recognition of Mr. McGrath’s attainment of qualitative goals relating to the operations of the Life Sciences and Allied Healthcare divisions during 2008, including successfully implementing and adhering to a training program in the Life Sciences division and implementing business process improvements in both divisions.  During 2008, Mr. McGrath also received additional compensation of less than $10,000, which consisted of his monthly automobile allowance, tax preparation reimbursement and other de minimus amounts.

The Compensation Committee strives to align the remuneration potential for the executive officers with shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2008, pursuant to the terms of his employment agreement Mr. McGrath received a non-qualified stock option grant for the purchase of 15,000 shares of the common stock of the Company in recognition of his assumption of oversight of the Allied Healthcare division.  The exercise price of the option equals the fair market value of the Company’s common stock on the grant date.  The option has a four year vesting schedule, meaning that this option will be fully bested and exercisable as of January 2, 2012, subject to Mr. McGrath’s continued employment through each vesting date.  Also pursuant to his employment agreement  and in recognition of his assumption of oversight of the Allied Healthcare division, Mr. McGrath received a grant of 7,836 restricted stock units on January 2, 2008, with a fair market value of approximately $50,000 on the grant date.  The award vests in three equal, consecutive, annual installments, commencing one year following the grant date, subject to Mr. McGrath’s continued employment through each such date.

Additionally, on January 2, 2008, Mr. McGrath received a grant of  39,184 restricted stock units. 60% of the  award will vest in approximately equal, annual installments of 7,836 on January 2, 2009, January 2, 2010 and January 2, 2011.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the anniversary of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).  The Compensation Committee chose restricted stock units for this award because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. McGrath to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year commencing in 2008.  Vesting as described above occurs only so long as Mr. McGrath remains employed with Company.  If Mr. McGrath’s employment with us is terminated for any reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

Half of Mr. McGrath’s Performance Vesting Grant will vest based upon attainment of 85% of an adjusted EBITDA target established annually by the Compensation Committee and half shall vest on a sliding scale basis based upon attainment of over 85% and up to 110% of the adjusted EBITDA targets.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. McGrath does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2009, the unvested Performance Vesting Grant for 2008 shall roll forward for one year only and shall be added to the 2009 Performance Vesting Grant potentially vesting in January of 2010. Vesting shall then be contingent upon Mr. McGrath’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2009.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2010 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2011.

For 2008, Mr. McGrath’s Performance Vesting Grant totaled 5,225 restricted stock units.  50% (or 2,613 restricted stock units) vested contingent upon the Company attaining adjusted EBITDA of $51,676,600.  Thereafter, Mr. McGrath vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $51,676,600, up to a maximum of $66,875,600.  The Company achieved adjusted EBITDA of $64,396,969 in 2008 and Mr. McGrath vested in 4,806 restricted stock units.  419 restricted stock units from the 2008 Performance Vesting Grant rolled forward to become part of the 2009 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2010.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. McGrath’s experience serving as the President of the Life Sciences division, his assumption of responsibility for oversight of the Allied Healthcare division in late 2007, the quality of his service to the Company,  the number of restricted stock units granted to the Company’s other executive officers and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes the  time-vesting portion of the restricted stock unit grant rewards Mr. McGrath for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. McGrath to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. McGrath’s continuation in service with the Company through those vesting dates.

President of Vista Staffing Solutions Compensation

Mr. Brouse’s 2008 compensation was determined based on the same factors described above for the other executive officers as well as terms of his December 6, 2006 employment agreement, as amended on July 2, 3008 and further amended and restated on December 11, 2008.  Under his agreement, Mr. Brouse is entitled to a minimum annual base salary of $261,000 and annual incentive compensation of up to 75% of his annual base salary.   Mr. Brouse’s base salary was set after considering his experience as President of VISTA, the anticipated impact of VISTA’s performance on the Company’s overall performance and the range of the Company’s other executive officer salaries.  The Compensation Committee established Mr. Brouse’s annual incentive compensation percentage based on these same general factors.

Mr. Brouse’s incentive compensation was determined based on VISTA’s revenue and adjusted EBITDA performance relative to its plan.  The targets are set by the Compensation Committee after consultation with the Chief Executive Officer and represent a percentage attainment (generally 90% to 110%) of the amount forecasted by the Company for the fiscal year as set forth in the Board-approved budget for same.  For 2008, Mr. Brouse was eligible to earn incentive compensation equal to 37.5% of his base salary when VISTA achieved 2008 revenue of at least $77,132,700 and also achieved adjusted EBITDA of at least $6,397,200.  If both of these goals were attained, Mr. Brouse could earn additional incentive compensation of up to 37.5% of his annual base salary, with the exact amount determined on a pro rata basis to the extent VISTA’s 2008 adjusted EBITDA exceeded $6,397,200, up to a maximum of $7,108,000.  VISTA achieved each target and Mr. McGowan earned his maximum potential 2008 incentive compensation.  Mr. Brouse received additional compensation of less than $10,000 which consisted of de minimus items.

The Compensation Committee strives to align the remuneration potential for the executive officers with the shareholder interests through the use of stock options and other equity awards.  In furtherance of this objective, on January 2, 2008, Mr. Brouse received a grant of  30,485 restricted stock units. 60% of the  award will vest in equal, annual installments of 6,097 on January 2, 2009, January 2, 2010 and January 2, 2011.  The remaining 40% of the award is performance-based, vesting in three equal, annual installments, on the anniversary of the grant date as set forth above, subject to attainment of performance targets established by the Compensation Committee (the “Performance Vesting Grant”).  The Compensation Committee chose restricted stock units because, unlike stock options, the restricted stock units are not at risk of becoming “underwater” during the three year vesting period and thereby failing in their fundamental purpose of providing an incentive to Mr. Brouse to remain employed with the Company and focus efforts on achieving the performance targets necessary for vesting.  The Compensation Committee establishes the applicable performance targets within the first 90 days of each year commencing in 2008.  Vesting as described above occurs only so long as Mr. Brouse remains employed with Company.  If Mr. Brouse’s employment with us is terminated for any other reason, the unvested portion of the restricted stock units will be forfeited as of the termination date.

Half of Mr. Brouse’s Performance Vesting Grant will vest based upon attainment of 85% of an adjusted EBITDA target established annually by the Compensation Committee and half shall vest on a sliding scale basis based upon attainment of over 85% and up to 110% of the adjusted EBITDA targets.  Second and third installments of the Performance Vesting Grant shall vest, again, contingent upon attainment of adjusted EBITDA targets established by the Compensation Committee, on the second and third anniversaries of the grant date, respectively.  However, in the event Mr. Brouse does not attain the targets necessary to vest the entire first year Performance Vesting Grant in January of 2009, the unvested Performance Vesting Grant for 2008 shall roll forward for one year only and shall be added to the 2009 Performance Vesting Grant potentially vesting in January of 2010. Vesting shall then be contingent upon Mr. Brouse’s attainment of the adjusted EBITDA target established by the Compensation Committee for the year 2009.  Any unvested Performance Vesting Grant originally scheduled to vest in January of 2010 shall, likewise, roll forward for one year only and shall be added to the Performance Vesting Grant potentially vesting in January 2011.

For 2008, Mr. Brouse’s Performance Vesting Grant totaled 4,065 restricted stock units.  50% (or 2,033 restricted stock units) vested contingent upon the Company attaining adjusted EBITDA of $51,676,600.  Upon attaining that threshold, Mr. Brouse vested in up to an additional 50% of the grant incrementally when the Company achieved adjusted EBITDA in excess of $51,676,600, up to a maximum of $66,875,600.  The Company achieved adjusted EBITDA of $64,396,969 in 2008 and Mr. Brouse vested in 3,740 restricted stock units.  325 restricted stock units from the 2008 Performance Vesting Grant rolled forward to become part of the 2009 Performance Vesting Grant scheduled to vest, contingent upon attainment of the applicable adjusted EBITDA target, in January 2010.

To arrive at the number of restricted stock units subject to the grant, the Compensation Committee considered Mr. Brouse’s experience serving as the President of VISTA, the quality of his service to the Company,  the number of restricted stock units granted to the Company’s other executive officers, and the then-current fair market value of the Company’s common stock.   Consistent with its overall compensation philosophy, the Compensation Committee believes the  time-vesting portion of the restricted stock unit grant rewards Mr. Brouse for exercising business judgment that maximizes the trading price of the Company’s common stock over a multi-year period and the performance-vesting portion of the restricted stock unit grant encourages Mr. Brouse to strive for superior adjusted EBITDA results.  The Compensation Committee also believes the multi-year vesting schedule encourages Mr. Brouse’s continuation in service with the Company through those vesting dates.

Summary of Cash and Other Compensation

The following table sets forth the compensation earned by our named executive officers for services rendered in all capacities to On Assignment for the year ended December 31, 2008.

Fiscal Year 2008 Summary Compensation Table

Name and Principal Position(1)	Year	Salary (2)	Bonus	Stock Awards (3)	Option Awards (3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value and Non- qualified Deferred Compensation Earnings		All Other Compensation (11)		Total
Peter Dameris
President and Chief	2008	$601,563	$—	$2,185,753	$1,092,654	$762,300	$(493,236)	(5)	$12,034	(8)	$4,161,068
Executive Officer

	2007	$561,458	$—	$957,785	$1,133,852	$693,000	$96,518	(6)	$—		$3,449,804

	2006	$500,000	$—	$508,491	$694,144	$660,000	$37,332	(7)	$10,092	(8)	$2,410,059

James Brill
Senior Vice	2008	$288,000	$—	$429,563	$114,868	$288,000	$—		$12,212	(9)	$1,132,643
President and Chief
Financial Officer

	2007	$275,000	$—	$201,034	$114,510	$325,000	$—		$20,327	(10)	$935,871

	2006	$—	$—	$—	$—	$—	$—		$—		$—

Emmett McGrath
President—Life	2008	$310,000	$126,300	$454,406	$69,548	$83,475	$—		$—		$1,051,858
Sciences & Allied
Divisions
	2007	$270,521	$—	$280,442	$77,765	$278,250	$—		$—		$914,903

	2006	$250,000	$—	$156,104	$77,668	$265,000	$—		$—		$748,792

Michael McGowan
President, Oxford	2008	$345,000	$80,000	$211,660	$151,275	$365,000	$—		$—		$1,158,935
Global Resources,
Inc.
	2007	$320,000	$80,000	$177,200	$138,532	$307,903	$—		$—		$1,030,703

	2006	$—	$—	$—	$—	$—	$—		$—		$—

Mark Brouse
President, VISTA	2008	$261,000	$—	$111,973	$26,403	$195,750	$—		$—		$596,955
Staffing Solutions,
Inc.
	2007	$261,000	$—	$11,169	$22,654	$—	$—		$—		$296,353

	2006	$—	$—	$—	$—	$—	$—		$—		$—

(1)

Mr. Dameris became Chief Executive Officer effective as of September 28, 2004. Mr. Brill joined On Assignment as its Senior Vice President and Chief Financial Officer effective January 1, 2007.  Mr. McGrath became an executive officer in 2004, and in January 2008 assumed added responsibilities related to our Allied Division. Mr. McGowan became an executive officer in January 2007, upon the closing of On Assignment’s acquisition of Oxford Global Resources, Inc. (“Oxford”). Mr. Brouse became an executive officer in January 2007, upon the closing of On Assignment’s acquisition of VISTA Staffing Solutions, Inc. (“VISTA”).

(2)	Represents amount of salary earned by executive in 2006, 2007 or 2008, respectively, as indicated above.

(3)

Computed in accordance with FAS 123(R). Assumptions used in the calculation of these amounts with respect to stock option grants are included in Note 10 to the consolidated financial statements for the year ended December 31, 2008 included in our Annual Report of Form 10-K and are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Critical Accounting Policies-Stock-Based Compensation” in the Form 10-K. These amounts represent the grant-date fair value of shares that vested during 2008, 2007 and 2006.

(4)	All non-equity incentive plan compensation amounts were earned based on performance in the year reported and payable, by their terms, in the subsequent year.

(5)	Represents fiscal year 2008 loss on deferred compensation plan contributions.

(6)	Represents fiscal year 2007 gain on cumulative deferred compensation plan contributions.

(7)	Represents fiscal year 2006 gain on deferred compensation plan contributions.

(8)	Includes automobile allowance, life insurance, tax preparation expense reimbursement and personal travel expense reimbursement.

(9)	Includes automobile allowance, life insurance, other taxable insurance coverage and tax preparation expense reimbursement.

(10)

Includes automobile allowance, life insurance, reimbursement of tax preparation expenses and reimbursement of personal travel expense as well as a special non-cash bonus consisting of a timepiece and tax gross-up thereon, totaling $10,132.06, presented for extraordinary work performed in relation to On Assignment’s acquisitions of VISTA and Oxford.

(11)	All other compensation totaling less than $10,000 for any executive officer is not disclosed.

Summary of Grants of Plan Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our named executive officers for the year ended December 31, 2008.

Fiscal Year 2008 Grants of Plan Based Awards

	Grant	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or		All Other Option Awards: Number of Securities Under- lying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(2)		Options(3)	($/Sh)	Awards(4)
Peter Dameris		—	381,150	762,300
	1/2/08							15,700	(5)			100,166
	1/2/08							78,369	(5)			499,994
	3/28/08							78,369	(6)			492,157
	3/28/08							78,369	(5)			492,157

James Brill		—	144,000	288,000
	1/2/08							41,379	(5)			263,998
	3/28/08							9,196	(5)			57,751

Emmett McGrath		—	104,888	209,775
	1/2/08									15,000	6.38	34,901
	1/2/08							7,836	(5)			49,994
	1/2/08							23,510	(5)			149,994
	3/28/08							5,225	(5)			32,813

Michael McGowan		—	182,500	365,000
	2/7/08							7,200	(5)			37,224
	3/28/08							1,600	(5)			10,048

Mark Brouse		—	97,875	195,750
	1/2/08							18,291	(5)			116,697
	3/28/08							4,065	(5)			25,528

(1)

Executive annual incentive compensation is determined by the Compensation Committee of the Board. See “Compensation Discussion and Analysis—Annual Incentive Compensation” for a general description of the criteria used in determining incentive compensation paid to our executive officers.

(2)

Restricted stock granted under the Stock Option Plan as a part of long-term incentive compensation as determined by the Compensation Committee of the Board. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation” for a general description of the criteria used by the Compensation Committee in approving grants of restricted stock to our executive officers.

(3)

Stock options granted as a part of long-term incentive compensation as determined by the Compensation Committee of the Board. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation” for a general description of the criteria used by the Compensation Committee in approving grants of stock options to our executive officers.

(4)

Computed in accordance with FAS 123(R). Assumptions used in the calculation of these amounts with respect to stock option grants are included in Note 10 to the consolidated financial statements for the year ended December 31, 2008 included in our Annual Report of Form 10-K and are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Critical Accounting Policies-Stock-Based Compensation” in the Form 10-K.

(5)	Represents number of restricted stock units granted.

(6)	Represents number of restricted stock awards granted.

Employment Contracts and Change in Control Arrangements

Peter T. Dameris

We entered into an employment agreement with Mr. Dameris on October 27, 2003, (subsequently amended on December 14, 2006), which continues through December 31, 2009, unless terminated earlier in accordance with the terms of the agreement.  The Company and Mr. Dameris entered into an amended and restated version of the employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Internal Revenue Service Code Section 409A (Section 409A).  The amended and restated employment agreement was subsequently amended on March 19, 2009. Under his employment agreement, during 2008, Mr. Dameris received an annual salary of $635,250, subject to annual merit increases. Mr. Dameris is also eligible to receive annual incentive compensation of up to 120% of his annual salary, based 60% upon the Company’s attaining, and an additional 60% upon the Company’s exceeding, revenue and adjusted EBITDA performance objectives (which objectives exclude certain non-recurring events) set by the Compensation Committee in consultation with Mr. Dameris. However, pursuant to the March 19, 2009 amendment, Mr. Dameris is eligible to earn 2009 annual incentive compensation of up to 120% of his annual salary, based upon  three separate, stand-alone opportunities: (1) a  bonus opportunity equal to 60% of Mr. Dameris’ annual base salary applicable to achievement of an adjusted EBITDA target (Bonus A), (2) a bonus opportunity of up to 42% of his annual base salary based on the Company’s attainment of an operating margin (defined as a percentage expression of operating income plus interest, taxes, amortization, depreciation and FAS 123(r) expense) within a range constituting  90% to 100% of an established operating margin target (Bonus B), and (3) a bonus opportunity of up to 18% of his annual base salary (with the exact amount between 0 and 18% to be determined in the discretion of the Compensation Committee) based on the Company attaining a specified cash generation target and/or the Company entering into an amendment to the existing credit facility, on terms acceptable to the Board (Bonus C). In addition, Mr. Dameris and his family, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Mr. Dameris also receives, pursuant to his employment agreement, a stipend of $450 per month for lease of an automobile and other related expenses; payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination; and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Under his employment agreement, in addition to certain equity grants received prior to 2008, Mr. Dameris has or will receive the following equity grants, subject to his continued employment on each applicable grant date:

•       Stock Options.

•        Mr. Dameris received a stock option grant of 500,000 shares of our common stock on December 14, 2006 with an exercise price of $11.39 per share. 400,000 shares of this grant were subject to and conditioned upon stockholder approval of an increase in authorized shares under our Stock Option Plan, which was attained on June 1, 2007. 371,666 shares of this option grant have vested as of April 30, 2009 and the balance will continue to vest as to 9,150 shares per month during 2009 and as to 4,600 shares per month during 2010 (with the remaining 400 shares vesting on December 31, 2010), such that this option will be fully vested and exercisable as of December 31, 2010, subject to Mr. Dameris’ continued employment through each vesting date.

•        Mr. Dameris received a stock option grant covering 188,000 shares of our common stock on January 2, 2007 with an exercise price of $11.75 per share, all of which shares were subject to and conditioned upon stockholder approval of an increase in authorized shares under our Stock Option Plan, which was attained on June 1, 2007.  139,746 shares have vested as of April 30, 2009 and the balance will continue to conditionally vest as to approximately 3,440 shares per month during 2009 and as to approximately 1,730 shares per month during 2010, such that all shares subject to this option will be vested and exercisable as of December 31, 2010, subject to Mr. Dameris’ continued employment through each vesting date.

•       Restricted Stock Units.

•        Mr. Dameris received a grant of 85,106 restricted stock units on January 2, 2007, 42,553 of which will vest on the third anniversary of the grant date, subject to Mr. Dameris’ employment through such date, and up to the remaining 42,553 of which will vest on a sliding scale of from zero to 42,553 units on December 31, 2009, subject to Mr. Dameris’ continued employment through such date, based on the Company’s stock price performance as compared to that of certain peer companies during the three-year performance period, as measured over the first 20 days and last 20 days of such period.

•        On January 2, 2008, Mr. Dameris received the following awards:  (1) a grant of 78,369 restricted stock units, with a fair market value of approximately $500,000,  23/36ths of which vest on December 31, 2009 and the remainder of which vest incrementally at the rate of 1/36th per month, such that the entire grant shall be fully vested on January 2, 2011, subject to his continued employment through each such vesting  date; (2)  a grant of 78,369 restricted stock units, with a fair market value of approximately $500,000 as of the grant date, which will vest on a sliding scale on December 31, 2010, based on the Company’s stock price performance relative to its peers during the performance period commencing January 1, 2008 and ending December 31, 2010, as measured over the first 20 days and the last 20 days of such period, subject to his continued employment with the Company; and (3) a grant of 15,700 restricted stock units valued at $100,166, which vest in equal, consecutive, annual installments on the first, second and third anniversaries, respectively, of the grant date.

•        On January 2, 2009 Mr. Dameris  received the following awards:  (1) a grant of 90,252 restricted stock units with a fair market value of approximately $500,000 on the date of grant, of which 11/36ths will vest on December 31, 2009, and the remainder will vest incrementally at the rate of 1/36th per month, through January 2, 2012, subject to Mr. Dameris’ continued employment through each such vesting date; and (2) a grant of 90,252 restricted stock units, which vest on a sliding scale on December 31, 2011,  based on the Company’s stock price performance  as compared to that of certain peer companies (designated by the Committee) during the performance period commencing January 1, 2009 and ending December 31, 2011, as measured over the first 20 days and last 20 days of such period.

•       Restricted Stock.

•        Mr. Dameris received a grant of 42,553 restricted shares of our common stock on January 2, 2007, with a fair market value of approximately $500,000 as of the grant date.  These shares  were earned  based on our adjusted EBITDA growth during 2007.  For Mr. Dameris to earn 50% of the shares, the Company’s 2007 adjusted EBITDA result was to be at least $40,720,000.  Mr. Dameris could earn the remaining 50% of the shares on a pro-rata basis if the Company’s 2007 adjusted EBITDA was at least $50,900,000 up to a maximum of $54,200,000.  The Company attained $55,649,000 in adjusted EBITDA for 2007 and, consequently, Mr. Dameris earned 100% of the grant.  The grant will vest on December 31, 2009, subject to Mr. Dameris’ employment through such date.

•        On January 2, 2008, Mr. Dameris received a grant of 78,369 restricted shares of our common stock, with a fair market value of approximately $500,000 as of the grant date.  These shares were earned based on our adjusted EBITDA results for 2008.  For Mr. Dameris to earn 50% of the shares, the Company’s 2008 adjusted EBITDA was to be at least $48,636,800.  Mr. Dameris could earn the remaining 50% of the shares on a pro-rata basis if the Company’s 2008 adjusted EBITDA was at least $48,636,800 up to a maximum of $60,796,000.  The Company attained $64,396,969 in adjusted EBITDA for 2008 and, consequently, Mr. Dameris earned 100% of the grant.  The shares will vest on December 31, 2009, subject to Mr. Dameris’ employment through such date.

•        In addition, on January 2, 2009, Mr. Dameris received a grant of 90,252 shares of restricted stock, with a fair market value of approximately $500,000 on the date of grant. Mr. Dameris will earn 50% of the shares that are the subject of this grant if the Company attains adjusted EBITDA of at least $43,200,000 in 2009.  Mr. Dameris will earn the remaining 50% of the shares on a pro-rata basis if the Company’s 2009 adjusted EBITDA is at least $43,200,000 up to a maximum of $54,000,000.  On December 31, 2009 Mr. Dameris will vest in the number of shares earned, subject to his continued employment through such date.

•       Stock Bonus.

•        Mr. Dameris received a grant of 25,000 fully vested and unrestricted shares of our common stock on December 14, 2006.

Upon the occurrence of certain changes in control of the Company, Mr. Dameris’ employment agreement provides for (a) full vesting of all of the unvested stock options granted pursuant to his employment agreement; (b) full vesting of those unvested restricted stock units which would otherwise vest in part on December 31, 2009 and in part on the third anniversary of their grant; (c) modified vesting of those unvested restricted stock units which would otherwise vest by reference to our total shareholder return over a measurement period commencing on January 1st of the year of the grant and ending on December 31st of the third year following the year of the grant, such that those unvested restricted stock units will vest instead based on our total shareholder return as of the date of the transaction; (d) modified vesting of those unvested shares of restricted stock with respect to which the relevant performance year has concluded prior to the transaction such that those shares will vest in connection with the transaction based on the adjusted EBITDA results for the relevant performance year; and (e) modified vesting of those unvested shares of restricted stock with respect to which the performance year has not concluded prior to the transaction such that those shares will vest in connection with the transaction based on the greater of the adjusted EBITDA results for the prior year or the adjusted EBITDA results to date for the year in progress (without pro-ration).  See “Employment Contracts and Change in Control Arrangements—Change in Control Agreements” herein for a discussion of certain additional benefits to which Mr. Dameris is entitled pursuant to an Executive Change of Control Agreement.

Upon a termination of Mr. Dameris’ employment without “cause” or for “good reason” during the term of his employment agreement, Mr. Dameris will become entitled to continuation of his base salary for a period of 18 months following such termination, as well as a lump-sum payment representing the value of any accrued but unused vacation.  Additionally, in the event of such termination, the Company will pay to Mr. Dameris a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement), had he remained employed by the Company for a period of 18 months following such termination.  Also, during that 18 month period, subject to Mr. Dameris’ proper election to continue healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), the Company will pay Mr. Dameris’ COBRA premiums except that if during the period of continuation coverage, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Section 409A, then the Company shall pay Mr. Dameris an amount equal to each such remaining premium in substantially equal monthly installments over the remainder of the period.

In the event of a termination in connection with a change of control, the severance provisions of Mr. Dameris’ employment agreement will be superseded by his Executive Change of Control Agreement (described below).  In addition, those unvested restricted stock units which otherwise vest in part on December 31, 2009 and incrementally thereafter on a monthly basis through the third anniversary of their grant without regard to our total shareholder return will vest on a pro-rata basis in connection with such termination based on the time elapsed between grant and termination; those unvested restricted stock units which would otherwise vest on the third anniversary of their grant by reference to our total shareholder return will instead vest in connection with such termination based on our total shareholder return through such termination; those unvested shares of restricted stock with respect to which the applicable performance year has concluded prior to such termination shall vest based on our adjusted EBITDA results for the relevant performance year; and those unvested shares of restricted stock with respect to which the applicable performance year has not yet concluded at the time of termination shall vest on a pro-rata basis based on our adjusted EBITDA results to date in such year. These accelerated vesting provisions applicable upon termination shall also apply to any termination of employment occurring after the expiration of the employment agreement.

Under the terms of his employment agreement, Mr. Dameris must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

James Brill

Pursuant to the terms of his January 1, 2007 employment agreement, Mr. Brill serves as the Senior Vice President and Chief Financial Officer of On Assignment.  The Company and Mr. Brill entered into an amended and restated version of the employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Section 409A.  According to the terms of his employment agreement as now in effect, Mr. Brill is entitled to a minimum annual base salary of $288,000, subject to annual increases thereafter and annual incentive compensation of up to 100% of his base salary.  The annual incentive compensation shall be determined by the Compensation Committee.   Mr. Brill and his legal dependents, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Additionally, pursuant to his employment agreement, Mr. Brill receives an automobile allowance of $450 per month, payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Under the terms of his employment agreement, on January 1, 2007 Mr. Brill received a nonqualified option to purchase 100,024 shares of On Assignment common stock, 25,000 of which shares vested on the first anniversary of the grant date with the remaining shares vesting thereafter in increments of 2,084 shares on each monthly anniversary of the grant date over the next 36 months, subject to Mr. Brill’s continued employment through each such date.  The shares have a per share exercise price equal to the fair market value of On Assignment common stock on the date of the grant.  Also pursuant to the terms of his employment agreement, on January 1, 2007 Mr. Brill received a grant of 60,000 restricted stock units, which vested with respect to 15,000 of the restricted stock units on the first anniversary of the grant date and thereafter, with respect to 1,250 of the restricted stock units on each monthly anniversary of the grant date over the next 36 months, subject to Mr. Brill’s continued employment through each such date.

Upon termination of Mr. Brill’s employment by On Assignment without cause (as that term is defined in his employment agreement) he will receive continued payment of his base salary at the rate in effect as of the date his employment is terminated, for a period of 12 months, commencing on the effective date of the termination, paid in accordance with our normal payroll procedures applicable to our senior executives.  In the event of a termination in connection with a change of control, such provisions of Mr. Brill’s employment agreement will be superseded by his Executive Change of Control Agreement.  See “Employment Contracts and Change in Control Arrangements—Change in Control Agreements” herein for a discussion of certain benefits to which Mr. Brill is entitled pursuant to his Executive Change of Control Agreement.

Under the terms of his employment agreement, Mr. Brill must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Michael McGowan

Pursuant to the terms of his January 3, 2007 employment agreement, Mr. McGowan serves as President of Oxford, a wholly owned subsidiary of On Assignment.  The Company and Mr. McGowan entered into an amended and restated version of his employment agreement on December 30, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Section 409A.  Under the terms of his employment agreement as now in effect, Mr. McGowan is entitled to a minimum annual base salary of $345,000 for calendar year 2008, which amount is subject to annual increases thereafter.  Mr. McGowan is entitled to annual incentive compensation of up to 100% of his annual base salary and, for calendar year 2008, synergy bonuses of  $20,000 per quarter as well as annual synergy bonuses of up to another $20,000 per year.  Mr. McGowan and his legal dependents are entitled to participate in our incentive, savings, retirement and welfare plans.  Also pursuant to his employment agreement, Mr. McGowan receives a $500 monthly automobile allowance, payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

On January 31, 2007, pursuant to the terms of his employment agreement, Mr. McGowan was granted a nonqualified option to purchase 120,000 shares of On Assignment common stock, 7,500 of which shares vest on each quarterly anniversary of the grant date, subject to Mr. McGowan’s continued employment through each such date.  Also on January 31, 2007, again in accordance with the terms of his employment agreement, Mr. McGowan was granted 60,000 restricted stock units, 3,750 of which vest on each quarterly anniversary of the grant date, subject to Mr. McGowan’s continued employment through each such date.

Upon termination by us without cause (as such term is defined in his employment agreement) or by Mr. McGowan as a result of On Assignment imposing a change in his reporting relationship or requiring him to relocate to a principal work location that is more than 50 miles from Beverly, Massachusetts, he will receive salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated, commencing on the effective date of the termination and paid in accordance with our normal payroll procedures applicable to our senior executives.  Additionally, in the event that Mr. McGowan’s employment is terminated as a result of either of the foregoing circumstances, and subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, the Company will pay Mr. McGowan the difference between his COBRA premiums (for Mr. McGowan and his legal dependents to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment), and the cost to Mr. McGowan of such coverage immediately prior to such termination (subject to premium increases generally affecting plan participants).  The Company shall provide this premium cost offset in a manner that causes such COBRA benefits to be exempt from the application of Section 409A except that if during the 12 month period, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Section 409A, then an amount equal to each such remaining premium cost offset shall thereafter be paid to Mr. McGowan in substantially equal monthly installments over the remainder of the 12 month period.  In the event of a termination in connection with a change of control, such provisions of Mr. McGowan’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Employment Contracts and Change in Control Arrangements – Change in Control Severance Plan” for a discussion of certain benefits to which Mr. McGowan is entitled pursuant to the Change in Control Severance Plan.

Under the terms of his agreement, Mr. McGowan must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Emmett McGrath

Pursuant to the terms of his July 23, 2004 employment agreement (as amended on November 27, 2007), Mr. McGrath serves as President of the Life Sciences and Allied Divisions of On Assignment. The Company and Mr. McGrath entered into an amended and restated version of his employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Section 409A. Under his employment agreement, as now in effect, Mr. McGrath is entitled to a minimum base salary of $311,000, subject to annual increase, and incentive compensation of up to 100% of his annual base salary.  Mr. McGrath and his family, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Additionally, pursuant to his employment agreement, Mr. McGrath receives a car allowance of $450 per month, which may be used in his discretion towards lease or financing payments, maintenance and/or other car-related expenses.  Additionally, Mr. McGrath receives payment or reimbursement of up to $1,500 in actual, properly substantiated expenses incurred in connection with an annual physical examination and payment or reimbursement of up to $2,500 per calendar year in actual, properly substantiated expenses incurred for tax preparation and financial planning services.

Under his employment agreement, in addition to certain equity grants received prior to 2008, Mr. McGrath has received the following equity grants, subject to his continued employment on each applicable grant date:

•                  On January 2, 2008 Mr. McGrath received a non-qualified stock option grant for the purchase of 15,000 shares of the common stock of the Company.  The exercise price of the option equals the fair market value of the Company’s common stock on the grant date.  4,687 shares of this option grant have vested as of April 30, 2009 and the balance will continue to vest as to approximately 312.5 shares per month on each monthly anniversary of the grant date, such that this option will be fully vested and exercisable as of January 2, 2012, subject to Mr. McGrath’s continued employment through each vesting date.

•                  Mr. McGrath received a grant of 7,836 restricted stock units on January 2, 2008, with a fair market value of approximately $50,000 on the grant date.  The award vests in three equal, consecutive, annual installments, commencing one year following the grant date, subject to Mr. McGraths continued employment through each such date.

Upon termination of Mr. McGrath’s employment by On Assignment without cause (as such term is defined in his employment agreement), he will receive payments of his annual base salary in effect at the time of termination in accordance with our normal payroll procedures for a period of 12 months, commencing on the effective date of the termination.  He will also receive a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination, had Mr. McGrath remained employed by the Company during the 12 month period.  In addition, during the 12 month period, subject to Mr. McGrath’s proper election to continue healthcare coverage under COBRA, the Company will pay Mr. McGrath’s COBRA premiums (for Mr. McGrath and his legal dependents to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment) in a manner that causes such COBRA benefits to be exempt from the application of Section 409A except that if during the period of continuation coverage, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Section 409A, then the Company shall pay to Mr. McGrath an amount equal to each such remaining premium in substantially equal monthly installments over the remainder of the continuation coverage period.  In the event of a termination in connection with a change of control, such provisions of Mr. McGrath’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Employment Contracts and Change in Control Arrangements – Change in Control Severance Plan” for a discussion of certain benefits to which Mr. McGowan is entitled pursuant to the Change in Control Severance Plan.

Under the terms of his agreement, Mr. McGrath must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Mark Brouse

Pursuant to the terms of his employment agreement dated December 20, 2006, as amended July 2, 2008, Mr. Brouse serves as President of Vista Staffing Solutions, Inc., a wholly owned subsidiary of On Assignment. The Company and Mr. Brouse entered into an amended and restated version of his employment agreement on December 11, 2008, which included certain changes designed to make the payments and benefits provided thereunder exempt from or compliant with the requirements of Section 409A.  Under the terms of his employment agreement as now in effect, Mr. Brouse is entitled to a minimum annual base salary of $261,000.  Mr. Brouse is entitled to annual incentive compensation of up to 75% of his annual base salary.  Mr. Brouse and his legal dependents, as applicable, are entitled to participate in our incentive, savings, retirement and welfare plans.  Also, to the extent that Mr. Brouse accrues miles (or comparable reward credit) based on his use of the corporate credit card furnished by the Company for expenses incurred directly by Mr. Brouse for his own work-related travel, lodging and/or other individual business expenses, Mr. Brouse is permitted to apply any miles or reward credit so accrued to personal and/or business use in his sole discretion.  If Mr. Brouse charges to the corporate credit card expenses incurred on behalf of other employees or consultants of the Company (including without limitation, other employees’ or consultants’ travel and lodging) or items or services purchased on behalf of the Company, he may apply the resulting miles or reward credit to the purchase of travel, lodging and/or  related upgrades associated with business-related travel only.  Notwithstanding the foregoing permitted uses, such miles or reward credit shall be and remain the sole property of the Company.  In addition, for each calendar year during his employment, Mr. Brouse may designate a tax-exempt charitable organization to which On Assignment will contribute up to $5,000 prior to the end of such year, as directed by Mr. Brouse, contingent upon his continued employment with On Assignment through the end of such year.

Upon termination of Mr. Brouse’s employment by On Assignment without cause (as such term is defined in his employment agreement), or by Mr. Brouse as a result of a constructive termination by On Assignment (as such term is defined in the agreement), he will receive continued payment of his base salary at the rate in effect as of the date his employment is terminated, for a period of 12 months, commencing on the effective date of the termination, paid in accordance with our normal payroll procedures applicable to our senior executives.  Additionally, Mr. Brouse will receive a pro-rata portion of his annual incentive compensation that would otherwise become payable in respect of the year in which the termination occurs, if and to the extent that, as of the termination date, On Assignment is on track to attain the performance objectives applicable to such annual incentive compensation.  Also, subject to Mr. Brouse’s proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, the Company will pay Mr. Brouse the difference between his COBRA premiums (for Mr. Brouse and his legal dependents, to the extent each such individual received healthcare coverage provided by the Company immediately prior to such termination of employment), and the cost to Mr. Brouse of such coverage immediately prior to such termination (subject to premium increases generally affecting plan participants).  The Company shall provide this premium cost offset in a manner that causes such COBRA benefits to be exempt from the application of Section 409A except that if during the 12 month period, any plan pursuant to which such benefits are to be provided ceases to be exempt from the application of Section 409A, then the Company shall pay to Mr. Brouse an amount equal to each such remaining premium cost offset in substantially equal monthly installments over the remainder of the 12 month period.  In the event of a termination in connection with a change of control, such provisions of Mr. Brouse’s employment agreement will be superseded by the On Assignment Change in Control Severance Plan.  See “Employment Contracts and Change in Control Arrangements – Change in Control Severance Plan” for a discussion of certain benefits to which Mr. Brouse is entitled pursuant to the Change in Control Severance Plan.

Under the terms of his agreement, Mr. Brouse must comply with certain confidentiality and nonsolicitation requirements during and after his employment.

Summary of Outstanding Equity Awards

The following table sets forth outstanding equity award information with respect to each named executive officer as of December 31, 2008.

Fiscal Year 2008 Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)		Equity Incentive Plans Awards: Number of Securities Underlying Unearned Unexercised Options	Option Exercise Price(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Peter Dameris	130,091	—			5.22	11/12/13
	275,000	—			5.11	3/23/14
	50,000	—			4.45	9/27/14
	83,333	16,667	(5)		6.68	8/29/15
	335,000	165,000	(3)		11.39	12/14/16
	125,960	62,040	(4)		11.75	6/1/17

							23,116	(8)	131,068	42,553	(6)	241,276
							42,553	(6)	241,276	42,553	(6)	241,276
							78,369	(6)	444,352	78,369	(6)	444,352
							15,700	(7)	89,019	78,369	(6)	444,352

James Brill	47,924	52,100	(25)		11.75	1/1/17

							31,250	(26)	177,188
							9,196	(24)	47,968
							41,379	(17)	234,619

Emmett McGrath	74,209	—			4.97	8/30/14
	33,791	—			4.96	12/10/14
	3,437	11,563	(23)		6.38	1/2/18	4,634	(11)	26,275
							8,850	(12)	50,180
							18,375	(13)	104,180
							5,225	(10)	27,250

							7.836	(21)	44,430

							23,510	(22)	133,302

Michael McGowan	52,500	67,500	(14)		12.90	1/31/17

							33,750	(15)	191,363
							1,600	(18)	8,346
							7,200	(20)	40,824

Mark Brouse	13,750	16,250	(16)		13.31	2/20/17

							4,065	(19)	21,206
							18,291	(9)	103,710

(1)                Except as otherwise noted below, the initial grant of equity awards vest 25% on the anniversary date of the grant and the remaining 75% ratably monthly over the next 36 months. Subsequent grants generally vest ratably over the 48 months following the grant.

(2)                Represents the closing price of a share of the Company’s common stock on the NASDAQ Stock Market on the option grant date.

(3)                Remaining  stock options vest in approximately equal consecutive increments of 9,167 options per month from January 31, 2009 through December 31, 2009 and 4,583 options per month from January 31, 2010 through December 31, 2010.

(4)                Remaining stock options vest in approximately equal consecutive increments of 3,447 options per month from January 31, 2009 through December 31, 2009 and 1,725 options per month from January 31, 2010 through December 31, 2010.

(5)                Remaining stock options vest in approximately equal, consecutive monthly increments of approximately 2,083 options  from January 29, 2008 through August 29, 2009.

(6)                For a discussion of Mr. Dameris’ vesting schedules, see “Employment Contracts and Change in Control Arrangements – Peter T. Dameris” in this Proxy Statement.

(7)                5,234 restricted stock units vested on January 2, 2009; 5,233 units vest on January 2, 2010 and the remaining 5,233 units vest on January 2, 2011.

(8)                7,705 restricted stock units vested on February 22, 2009; 7,705 units vest on May 22, 2009 and the remaining 7,705 units vest on August 22, 2009.

(9)                6,097 restricted stock units vested on January 2, 2009; 6,097 units vest on January 2, 2010 and the remaining 6, 097 units vest on January 2, 2011.

(10)           4,806 awards vested on January 2, 2009.  419 stock options  vest on January 2, 2010.

(11)           Remaining restricted stock units  vest quarterly in approximately equal, consecutive increments of approximately 1,544 units,  from February 3, 2009 through August 3, 2009.

(12)           Remaining restricted stock units  vest quarterly in equal, consecutive increments of 2,950 , from February 22, 2009 through August 22, 2009.

(13)           Remaining restricted stock units vest quarterly in equal, consecutive increments of 2,625 , from February 1, 2009 through August 1, 2010.

(14)           Remaining stock options vest quarterly in equal, consecutive increments of 7,500 options, from January 31, 2009 through January 31, 2011.

(15)           Remaining  restricted stock units  vest quarterly in equal, consecutive increments of 3,750, from January 31, 2009 through January 31, 2011.

(16)           Remaining  stock option awards vest in equal, consecutive increments of 625 options per month, from January 20, 2009 through February 20, 2011.

(17)           13,793 restricted stock units vested on January 2, 2009; 13,793 units vest on January 2, 2010 and the remaining 13,793 units vest on January 2, 2011.

(18)           1,472 awards vested on March 28, 2009.  128 restricted stock  units vest on March 28, 2010.

(19)           3,740 awards vested on March 28, 2009.  325 restricted stock units vest on March 28, 2010.

(20)           2,400 restricted stock units vested on February 7, 2009; 2,400 units vest on February 7, 2010 and the remaining 2,400 units vest on February 7, 2011.

(21)           2,612 restricted stock units vested on January 2, 2008; 2,612 units vest on January 2, 2010 and the remaining 2,612 units vest on January 2, 2011.

(22)           7,837 restricted stock units vested on January 2, 2009; 7,837 units vest on January 2, 2010 and the remaining 7,837 units vest on January 2, 2011.

(23)           3,750 stock options vested on January 2, 2009; the remaining options vest in consecutive yearly increments of 3,750 options from January 2, 2010 through January 2, 2012.

(24)           8,460 awards vested on January 2, 2009.  736 stock  options  vest on January 2, 2010.

(25)           Remaining  stock options  vest thereafter in equal, consecutive increments of 2,084 options per month on the first day of each month from January 1, 2009 through January 1, 2011.

(26)           Remaining  restricted stock units vest thereafter  in equal, consecutive increments of 1,250 per month as of the first day of each month from January 1, 2009 through January 1, 2011.

Summary of Option Exercises and Stock Vested

The table below sets forth information concerning the exercise of options and the vesting of restricted stock or restricted stock units during the 2008 fiscal year by our named executive officers. No stock appreciation rights were issued or exercised during the 2008 fiscal year.

Fiscal Year 2008 Option Exercises and Stock Vested

	Options Awards		Stock Unit or Stock Award
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of shares Acquired on Vesting	Value Realized on Vesting
Peter Dameris	—	—	30,820	$207,187
James Brill	—	—	28,750	$203,938
Emmett McGrath	—	—	28,478	$196,434
Michael McGowan	—	—	15,000	$103,575
Mark Brouse	—	—	—	—

Payments Upon Termination or Change in Control

Described below are the arrangements the Company has entered into with each of our executive officers and the estimated payments and benefits that would be provided under such arrangements, assuming that the executive officer’s employment terminated under certain circumstances as of December 31, 2008, and, where applicable,  using the closing price of our common stock on December 31, 2008 ($5.67 per share).

Peter T. Dameris

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Dameris, which superseded Mr. Dameris’ prior employment agreement.

The Company may terminate Mr. Dameris’ employment by written notice to Mr. Dameris from the Board of Directors.  Under the circumstances described below, Mr. Dameris is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. Dameris’ employment other than for “Cause” (which includes gross negligence, willful misconduct, fraud and uncured breach by Mr. Dameris of certain provisions of the employment contract) or if Mr. Dameris terminates his employment for “Good Reason” (which includes relocation or uncured breach by the Company of certain provisions of the employment contract), Mr. Dameris is entitled to (1) continuation of his base salary for a period of 18 months following such termination; (2) a lump-sum payment representing the value of any accrued but unused vacation; (3) a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement) had he remained employed by the Company for a period of 18 months following such termination; (4) during that 18 month period, subject to Mr. Dameris’ proper election to continue healthcare coverage under COBRA, payment of his COBRA premiums.

If the Company terminates Mr. Dameris’ employment without Cause, Mr. Dameris is additionally entitled to (1)  immediate vesting of any unvested portion of the time-vesting restricted stock unit grants called for pursuant to his employment agreement, on a pro-rata basis (based on the number of months Mr. Dameris  worked since the date of grant); (2) immediate vesting of the restricted stock unit grants called for pursuant to his employment agreement which vest based upon the Company’s stock performance relative to its peers, in accordance with the attainment of total shareholder return through the date of such event (which shall be pro-rated for time elapsed during the period); and (3) immediate vesting of any unvested restricted stock awards called for pursuant to his employment agreement which vest upon attainment of adjusted EBITDA targets.  For years that have been completed, the restricted stock shall vest in accordance with the attainment of the attainment of adjusted EBITDA targets for such year, and for the year in which such event occurs, in accordance with the attainment of the adjusted EBITDA target to date in such year (which shall be pro-rated for time elapsed during the year).

If Mr. Dameris’ employment terminates because of his death or disability,  pursuant to his employment agreement, he or his estate is entitled to any disability income or life insurance payments from any insurance policies (other than any  “key man” life insurance policy) maintained by the Company.  In addition, in the event of such a termination, for a period of six months following the date of termination, Mr. Dameris or his estate shall be entitled to payment of an amount equal to 50% of his annual salary, payable over six months in approximately equal installments on regular salary payment dates.

If Mr. Dameris’ employment is involuntarily terminated following a change of control, such termination will be governed by the terms of his Amended and Restated Executive Change of Control Agreement.  Pursuant to that agreement he will be entitled to receive (1) all then accrued compensation, a lump-sum payment representing the value of any accrued but unused vacation and a pro-rata portion of his target bonus for the year in which the termination is effected; (2) 3.0 times his then current base salary plus target bonus for the year in which the termination is effected; (3) continuation, at the Company’s expense, of insurance and other benefits for up to 18 months following the date of termination; (4) continued contributions to the Company’s retirement plans for 18 months following the date of termination, (5) reimbursement, up to $15,000, for outplacement services; (6) continuation of his then-current automobile allowance for a period of up to 18 months following the date of termination; and (7) a cash amount equal to the aggregate premiums that the Company would have paid for 18 months of basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance coverage, each as in effect on the date of termination.  Payments under Mr. Dameris’ Executive Change of Control Agreement are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.  Also pursuant to the Executive Change of Control Agreement, immediately prior to a change of control, all stock options and other unvested equity awards then held by the Mr. Dameris will become fully vested and exercisable, except that the restricted stock unit and restricted stock awards called for under his employment agreement shall vest as described above, as if the Company had terminated Mr. Dameris’ employment without Cause.

The estimated payments or benefits which would have been paid to Mr. Dameris in the event of his termination on December 31, 2008 under the specified circumstances are as follows:

	Termination	Termination	Involuntary
	for	Without	Termination	Death

	Good Reason	Cause	after	Or

			CIC	Disability
Peter T. Dameris

Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	952,875	952,875	4,192,650	317,625

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	549,627	2,826,597	—

Total Insurance Benefits	29,508	29,508	29,508	—

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	—	—	—	—

Total Automobile Allowance	—	—	8,100	—

Total Value of Outplacement Services	—	—	15,000	—

Total Gross Ups	—	—	711,480	—

Total Severance, Benefits & Accelerated Equity	982,383	1,532,010	7,783,335	317,625

James Brill

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Brill, which superseded his prior employment agreement.  Under the circumstances described below, Mr. Brill is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If Mr. Brill’s employment terminates because of his death or disability or if the Company terminates Mr. Brill’s employment other than for “Cause” (which includes Mr. Brill’s  material breach of the employment agreement, his willful or repeated failure or refusal substantially to perform his duties, his indictment for any felony or other crime involving moral turpitude, his commission of fraud, embezzlement or misappropriation relating to the Company or its funds, properties, corporate opportunities or other assets to the extent that the Company reasonably determines such act to be materially injurious to the Company, or Mr. Brill’s repeatedly acting in a manner or repeatedly making any statements which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company) Mr. Brill is entitled to (1) continuation of his base salary for a period of 12 months following such termination; and (2) a lump-sum payment representing the value of any accrued but unused vacation.

If Mr. Brill’s employment is involuntarily terminated following a change of control, such termination shall be governed by the terms of his Amended and Restated Executive Change of Control Agreement.  Pursuant to the terms of that agreement, he will be entitled to receive (1) all then accrued compensation, a lump-sum payment representing the value of any accrued but unused vacation and a pro-rata portion of his target bonus for the year in which the termination is effected, (2) 2.5 times his then current base salary plus target bonus for the year in which the termination is effected; (3) continuation, at the Company’s expense, of insurance and other benefits for up to 18 months following the date of termination; (4) continued contributions to the Company’s retirement plans for 18 months following the date of termination, (5) reimbursement, up to $15,000, for outplacement services; (6) continuation of his then-current automobile allowance for a period of up to 18 months following the date of termination; and (7) a cash amount equal to the aggregate premiums that the Company would have paid for 18 months of basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance coverage, each as in effect on the date of termination.  Payments under Mr. Brill’s Executive Change of Control Agreement are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.  Also pursuant to the Executive Change of Control Agreement, immediately prior to a change of control, all stock options and other unvested equity awards then held by the Mr. Brill will become fully vested and exercisable.

The estimated payments or benefits which would have been paid to Mr. Brill in the event of his termination on December 31, 2008 under the specified circumstances are as follows:

	Termination	Termination	Involuntary
	for	Without	Termination	Death

	Good Reason	Cause	after	Or

			CIC	Disability
James Brill

Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	288,000	1,440,000	288,000

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	459,775	—

Total Insurance Benefits	—	—	30,752	—

Total Company Retirement Plan Contributions	—	—	—	—

Total Automobile Allowance	—	—	8,100	—

Total Accrued Vacation	18,152	18,152	18,152	18,152

Total Value of Outplacement Services	—	—	15,000	—

Total Gross Ups	—	—	230,400	—

Total Severance, Benefits & Accelerated Equity	18,152	306,152	2,202,179	306,152

Michael McGowan

As noted under the section titled “Employment Contracts” on December 30, 2008 the Company entered into an amended and restated employment agreement with Mr. McGowan, which superseded his prior employment agreement.  Under the circumstances described below, Mr. McGowan is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. McGowan’s employment other than for “Cause” (which includes willful breach of duty, unauthorized use or disclosure of confidential information or trade secrets of the Company, breach of an applicable non-competition or non-solicitation agreement, conviction of a felony under the laws of the United States or any state thereof, or gross negligence) or Mr. McGowan terminates his employment as a result of the Company imposing a change in key terms, (i.e. a change in his reporting relationship or requiring him to relocate to a principal work location that is more than 50 miles from Beverly, Massachusetts), or if Mr. McGowan’s employment terminates because of his death or disability, Mr. McGowan will receive (1) salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated; (2) subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, payment of the difference between his COBRA premiums and the cost of such coverage immediately prior to such termination; and (3) a lump-sum payment representing the value of any accrued but unused vacation.

If Mr. McGowan’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. McGowan shall receive (1) a lump-sum payment equaling 200% of his annual salary and target bonus in effect at the time of the involuntary termination; and (2) a lump-sum payment equaling an after tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. McGowan in the event of his termination on December 31, 2008 under the specified circumstances are as follows:

	Termination	Termination	Involuntary
	for	Without	Termination	Death
		Cause or Due
	Good Reason	to	after	Or
		Change in Key
		Terms	CIC	Disability
Michael McGowan

Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	345,000	1,580,000	345,000

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	10,580	26,039	10,580

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	19,904	19,904	19,904	19,904

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	247,000	—

Total Severance, Benefits & Accelerated Equity	19,904	375,484	1,872,943	375,484

Emmett McGrath

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. McGrath, which superseded his prior employment agreement.

The Company may terminate Mr. McGrath’s employment by written notice to Mr. McGrath from the Board of Directors or the Chief Executive Officer.  Under the circumstances described below, Mr. McGrath is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. McGrath’s employment other than for “Cause” (which includes gross negligence, willful misconduct, fraud and uncured breach by Mr. McGrath of certain provisions of the employment contract) Mr. McGrath is entitled to (1) continuation of his base salary for a period of 12 months following such termination; (2) a lump-sum payment representing the value of any accrued but unused vacation; (3) a cash amount equal to the aggregate premiums that the Company would have paid for basic life insurance, accidental death and dismemberment insurance and long- and short-term disability insurance, each as in effect on the date of termination (as defined in his employment agreement), had he remained employed by the Company for a period of 12 months following such termination; (4) during that 12 month period, subject to Mr. McGrath’s proper election to continue healthcare coverage under COBRA, payment of his COBRA premiums.

If Mr. McGrath’s employment terminates because of his death or disability,  pursuant to his employment agreement,  he or his estate is entitled to any disability income or life insurance payments from any insurance policies (other than any  “key man” life insurance policy) maintained by the Company.  In addition, in the event of such a termination, for a period of six months following the date of termination, Mr. McGrath or his estate shall be entitled to payment of an amount equal to 50% of his annual salary, payable over six months in approximately equal installments on regular salary payment dates.

If Mr. McGrath’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. McGrath shall receive (1) a lump-sum payment equaling 200% of his annual salary and target bonus in effect at the time of the involuntary termination and (2) a lump-sum payment equaling an after tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. McGrath in the event of his termination on December 31, 2008 under the specified circumstances are as follows:

	Termination	Termination	Involuntary
	for	Without	Termination	Death

	Good Reason	Cause	after	Or

			CIC	Disability
Emmett McGrath

Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	310,000	1,246,000	155,000

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	20,647	30,970	—

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	14,367	14,367	14,367	14,367

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	187,300	—

Total Severance, Benefits & Accelerated Equity	14,367	345,014	1,478,637	169,367

Mark Brouse

As noted under the section titled “Employment Contracts” on December 11, 2008 the Company entered into an amended and restated employment agreement with Mr. Brouse, which superseded his prior employment agreement.  Under the circumstances described below, Mr. Brouse is entitled to receive severance benefits subject to his execution of a valid and binding release agreement and contingent upon his continued adherence to certain nonsolicitation and nondisclosure agreements.

If the Company terminates Mr. Brouse’s employment other than for “Cause” (which includes Mr. Brouse’s material breach of the employment agreement, his willful or repeated failure substantially to perform his material duties, his commission of any felony or other crime involving moral turpitude, his commission of fraud, embezzlement or misappropriation relating to the Company or its funds, properties, corporate opportunities or other assets to the extent that the Company reasonably determines such act to be materially injurious to the Company, or his repeatedly acting in a manner or repeatedly making any statements which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company) or  Mr. Brouse is “constructively terminated” by the Company as a result of a material reduction in his duties or responsibilities, a material reduction of the base salary, the assignment of duties or responsibilities that are materially inconsistent with his position as the President of VISTA, action by the Company that requires, or would require, Mr. Brouse to take any action that is illegal or unethical, or the Company’s relocation of Mr. Brouse’s principal place of work to a location outside of Salt Lake County, Utah, or if Mr. Brouse’s employment terminates because of his death or disability, Mr. Brouse will receive (1) salary continuation for a period of 12 months, at the rate in effect as of the date his employment is terminated; (2) subject to his proper election to continue healthcare coverage under COBRA, for a period of 12 months from the date of termination, payment of the difference between his COBRA premiums and the cost of such coverage immediately prior to such termination; (3) a lump-sum payment representing the value of any accrued but unused vacation; and (4) a pro rated portion of the annual bonus that would otherwise become payable to Mr. Brouse in respect of the year in which the termination occurs, if and to the extent that, as of the date of termination, the Company is on track to attain the performance objectives applicable to such annual bonus, as determined in the reasonable discretion of the Compensation Committee.

If Mr. Brouse’s employment is involuntarily terminated following a change of control, benefits will be determined in accordance with the On Assignment Change in Control Severance Plan.  Pursuant to that Plan, upon involuntary termination within 18 months of a change in control transaction, Mr. Brouse shall receive (1) a lump-sum payment equaling 200% of his annual salary and target bonus in effect at the time of the involuntary termination; and (2) a lump-sum payment equaling an after tax calculation of the cost of 18 months of COBRA premiums for the medical, dental and/or vision coverage he received at the time of the termination. Payments under the Severance Plan are subject to additional “Gross-Up” payments to cover any excise tax that may be imposed.

The estimated payments or benefits which would have been paid to Mr. Brouse in the event of his termination on December 31, 2008 under the specified circumstances are as follows:

	Termination for	Termination Without	Involuntary Termination	Death

	Good Reason	Cause or	after	Or
		Constructive Termination	CIC	Disability

Mark Brouse

Incremental Amounts Payable Upon Termination Event	($)	($)	($)	($)
Total Cash Severance (Salary and Bonus)	—	456,750	913,500	456,750

Total Equity Severance
Gain on Accelerated Stock Options	—	—	—	—
Value of Accelerated Restricted Stock/RSUs	—	—	—	—

Total Insurance Benefits	—	11,720	17,580	11,720

Total Company Retirement Plan Contributions	—	—	—	—

Total Accrued Vacation	15,371	15,371	15,371	15,371

Total Automobile Allowance	—	—	—	—

Total Value of Outplacement Services	—	—	—	—

Total Gross Ups	—	—	130,500	—

Total Severance, Benefits & Accelerated Equity	15,371	483,841	1,076,951	483,841

Equity Compensation Plan Information

The table below sets forth the following information as of December 31, 2008 for (i) all compensation plans previously approved by stockholders; and (ii) all compensation plans not previously approved by stockholders:

(1)            the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(2)            the weighted-average exercise price of such outstanding options, warrants and rights; and

(3)            other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders	3,362,649	9.92	1,093,957
Equity compensation plans not approved by stockholders	220,024	12.38	—
Total	3,582,673	10.07	1,093,957

Deferred Compensation

The Deferred Compensation Plans are “non-qualified” plans within the meaning of IRS Code Section 401(a) and are “unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (ERISA), Sections 201(2), 301(a)(3) and 401(a)(1).

On September 4, 2008, effective as of January 1, 2008, the Company amended the On Assignment Deferred Compensation Plan so that it applies to deferrals made before January 1, 2005 only (hereinafter referred to as the 1998 Deferred Compensation Plan) and, also effective January 1, 2008, adopted a new plan, called the On Assignment Deferred Compensation Plan – Effective January 1, 2008, applicable to deferrals made on or after January 1, 2005 (referred to herein as the 2008 Deferred Compensation Plan).

Upon initial enrollment, participants in the 2008 Deferred Compensation Plan choose one or more measurements funds, the market performance of which over the measurement period are used to determine the additional amounts to be credited to his or her account, and allocates, in increments of 1% or more, how much of the participant’s account balance to attribute to each selected measurement fund.  Participants can change funds or allocations at their discretion.   A participant’s account balance and annual deferral amount actually deferred during any calendar quarter are credited or debited on a daily basis based on the performance of each selected measurement fund, as though the participant’s account balance was actually invested in the measurement funds selected by the participant, in the percentages allocated by the participant.  Participants in the 2008 Deferred Compensation Plan may elect to commence distributions under the plan within 60 days following the participant’s termination of employment, in a lump sum or in annual installments of up to 15 years, except that if the participant’s account balance is less than the applicable dollar amount specified in IRS Code Section 402(g)(1)(B), in effect for the year in which the distribution is to occur, payment shall be made in a lump sum.  Notwithstanding the foregoing, in compliance with certain requirements of Section 409A, plan distributions to “specified employees” will commence the first day after the end of the six month period immediately following the date on which the participant experiences a termination of employment.  Additionally, if the Company reasonably anticipates that the Company’s deduction with respect to any distribution from the 2008 Deferred Compensation Plan would be limited or eliminated by application of Section 162(m), then to the extent permitted by applicable treasury regulations, payment shall be delayed until the earliest date the Company reasonably anticipates that the deduction of the payment will not be limited or eliminated by application of Section 162(m).

The following table sets forth a summary of all nonqualified deferred compensation contributions and nonqualified deferred compensation received by each of the named executive officers for the year ending December 31, 2008 and the aggregate balance under such arrangements at the end of the year.

Fiscal Year 2008 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY	Aggregate Earnings in Last FY($)(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2008($)(1)
Peter Dameris	138,600	—	(493,237)	—	903,429
James Brill(2)	—	—	—	—	—
Emmett McGrath(2)	—	—	—	—	—
Michael McGowan(2)	—	—	—	—	—
Mark Brouse(2)	—	—	—	—	—

(1)

Mr. Dameris’ $138,600 contribution for 2008 represents 2008 compensation included in the Fiscal Year 2008 Summary Compensation Table presented elsewhere in this Proxy Statement. Mr. Dameris’ $493,237 in aggregate loss during 2008 is included in the Fiscal Year 2008 Summary Compensation Table.

(2)	Does not participate in any nonqualified deferred compensation plan.

Director Compensation

The following table shows compensation information for each of On Assignment’s non-employee directors for the year ended December 31, 2008. The compensation of our President and Chief Executive Officer is disclosed in the “Summary Compensation Table.”

Fiscal Year 2008 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
Jeremy M. Jones	66,250	62,074	—		—	—		—	128,324
Jonathan S. Holman	50,000	62,074	—		—	—		—	112,074
William E. Brock	41,750	62,074	—		—	(16,981	)(4)	—	86,843
Edward L. Pierce	48,917	50,000	14,025	(3)	—	—		—	112,942

(1)	This amount includes both the 2008 annual retainer and fees for meeting attendance.

(2)

Amounts shown in the table above reflect the dollar amount recognized for financial statement reporting purposes for 2008 in accordance with SFAS 123(R) for awards that also vested during the period. Assumptions used in the calculation of these amounts with respect to stock option grants are included in Note 10 to the consolidated financial statements for the year ended December 31, 2008 included in our Annual Report of Form 10-K and are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” under “Critical Accounting Policies—Stock-Based Compensation” in our Annual Report on Form 10-K. As of December 31, 2008, the aggregate number of unvested stock awards for the named directors was: Mr. Jones – 2,883; Mr. Holman – 2,883; Mr. Brock - 2,883; and Mr. Pierce – 2,883.

(3)	Grant date fair value is $2.34.

(4)	Represents fiscal year 2008 loss on cumulative deferred compensation plan contributions.

Each non-officer director except the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Compensation Committee receives an annual cash retainer of $30,000 payable quarterly in arrears.  Each non-officer director receives $2,000 per regularly scheduled Board meeting attended in person or by telephone; $750 per special telephonic Board meeting attended; $1,000 per committee meeting, if held separately and attended in person, or $750 if attended by telephone. In addition, we reimburse all non-officer directors for their reasonable expenses incurred in attending Board or committee meetings. Mr. Jones’ annual retainer is $50,000 for his services as Chairman of the Board, Mr. Pierce’s annual retainer is $40,000 for his services as Chairman of the Audit Committee, and Mr. Holman’s annual retainer is $35,000 for his services as Chairman of the Compensation Committee. All retainers are payable quarterly in arrears.  The total compensation paid to each of our non-officer directors for services during 2007, in addition to expense reimbursements, was $46,448 for Senator Brock, $52,135 for Mr. Pierce, $53,370 for Mr. Holman and $69,212 for Mr. Jones.

Each non-officer director receives an annual grant of certain stock-based awards associated with shares of our common stock. On August 1, 2008 Senator Brock, Mr. Holman, Mr. Pierce and Mr. Jones were granted 5,767restricted stock awards, of which 50% vested immediately upon issuance and the remaining 50% will vest on August 1, 2009, subject to the director’s continued service as of that date. The grant-date fair value of these awards was $8.67 per share.

Compensation Committee Report

To the extent that this Proxy Statement is incorporated by reference into any other filing by On Assignment under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, this section entitled “Compensation Committee Report” will not be deemed incorporated, unless specifically provided otherwise in such filing.

The Compensation Committee has reviewed and discussed the section of the Proxy Statement entitled, “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement and be incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2008.

Jonathan S. Holman, Chairman

William E. Brock

Jeremy M. Jones

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board has appointed the firm of Deloitte & Touche LLP as independent accountants to audit On Assignment’s consolidated financial statements for the fiscal year ending December 31, 2009, and is asking stockholders to ratify this appointment at the Annual Meeting.

Deloitte & Touche LLP has audited our consolidated financial statements annually since 1986. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. Information regarding fees billed by Deloitte & Touche LLP for the years ended December 31, 2008 and 2007 is set forth herein.

Our Bylaws do not require that stockholders ratify the appointment of our independent accountants. We are seeking ratification because we believe it is a matter of good corporate governance practice. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP, but may ultimately determine to retain Deloitte & Touche LLP as our independent accountants. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of On Assignment and its stockholders.

Approval of Proposal Two

Our Board unanimously recommends that our stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent accountants for the current year. Unless a contrary choice is specified, shares represented by proxies will be voted “FOR” ratification of the appointment.

Report of the Audit Committee

To the extent that this Proxy Statement is incorporated by reference into any other filing by On Assignment under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, this section entitled “Report of the Audit Committee” will not be deemed incorporated, unless specifically provided otherwise in such filing.

The Audit Committee of the Board consists of Mr. Holman, Mr. Jones and Mr. Pierce, who serves as chairman. The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent accountants, nor can the Audit Committee certify that the independent accountants are “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the independent accountants on the basis of the information it receives, discussions with management and the independent accountants and the experience of the Audit Committee’s members in business, financial and accounting matters.

Pre-approval of Audit and Non-Audit Services

All audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of these services by Deloitte & Touche LLP was compatible with the maintenance of Deloitte’s independence in the conduct of its auditing functions. The Audit Committee Charter, which was amended and adopted on February 12, 2004, and further amended on March 19, 2009, provides for pre-approval of policies and procedures with respect to the approval of audit or non-audit services consistent with applicable laws, rules and regulations and the requirements of the NASDAQ Stock Market. Pursuant to such policies and procedures, the Audit Committee may delegate to a member the authority to pre-approve certain auditing services and non-audit services.

Filing of Audited Financial Statements with Annual Report for 2008

The Audit Committee read and discussed On Assignment’s audited consolidated financial statements for the year ended December 31, 2008, with management. The Audit Committee also discussed with Deloitte & Touche LLP, On Assignment’s independent accountants, the accountant’s responsibilities, any significant issues arising during the audit and other matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and letter from On Assignment’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with On Assignment’s accountants its independence.  Based on its reading of such documents and the discussions noted above, the Audit Committee recommended to the Board of Directors that On Assignment’s consolidated financial statements for the year ended December 31, 2008, be included in its Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

Respectfully submitted,

Edward L. Pierce, Chairman
Jonathan S. Holman
Jeremy M. Jones

Principal Accountant Fees and Services

The following table sets forth fees for professional services provided by Deloitte & Touche LLP for the audit of On Assignment’s financial statements for fiscal years 2008 and 2007 and fees billed for tax and all other services rendered by Deloitte & Touche LLP for fiscal years 2008 and 2007:

	2008	2007
Audit Fees(1)	$1,249,580	$1,499,034
Tax Fees(2)	$28,408	$18,300
All other fees(3)	$—	$144,526

(1)             Represents aggregate fees for professional services provided in connection with the audit of our annual financial statements, review of our quarterly financial statements, audit services provided in connection with other statutory or regulatory filings and the audit of internal controls pursuant to section 404 of the Sarbanes-Oxley Act of 2002.

(2)             Represents fees for services provided in connection with On Assignment’s tax services concerning foreign income tax compliance for Canada and Europe.

(3)             Represents fees for services provided to On Assignment not otherwise included in the categories seen above. None of these fees were for services related to the design or implementation of financial information systems. $131,000 of these fees related to filing Pro Forma financial statements related to the Vista and Oxford acquisitions and $14,000 related to registration statements filed with the U.S. Securities and Exchange Commission in 2007.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2008 the Compensation Committee of the Board was composed of Senator Brock, Mr. Jones and Mr. Holman. There are no Compensation Committee interlocks and no member of the Compensation Committee was an officer or employee of On Assignment or its subsidiaries during fiscal year 2008.

Certain Relationships and Related Transactions

The Audit Committee is responsible for review, approval or ratification of specific transactions involving the Company in which a “related person” has a direct or indirect material interest.  Under SEC rules, “related persons” include directors, officers, nominees for director, 5% stockholders and their immediate family members.  Information about our directors and executive officers and persons related to them is collected and updated through annual Directors and Officers Questionnaires.  Directors and executive officers provide the names of the entities with which  they are affiliated, including board memberships, executive officer positions, charitable organizations, and affiliations of immediate family members. As needed, the Company’s legal department prepares requests for pre-approval or ratification of transactions or relationships involving related persons or parties with which the Company expects to do business.  The Audit Committee reviews these requests and, if appropriate, pre-approves or ratifies each transaction or relationship and/or an annual spending limit for same.  There were no related party transactions or relationships in 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires each of our directors and officers and each beneficial owner of more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and subsequent reports regarding changes in such ownership.

Based on our records and other information, we believe that each person who was subject to Section 16(a) during fiscal year 2008 filed on a timely basis all such reports required for the year, except for the following: Mr. McGowan, the President of Oxford, was late in reporting an acquisition of shares occurring on February 7, 2008, which was reported on a Form 4 on March 4, 2008.

Other Matters

As of the date of this Proxy Statement, the Board does not know of any matters to be presented at the Annual Meeting other than those specifically set forth above. If other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named as proxies in the enclosed proxy card intend to vote the shares represented by them in accordance with their best judgment with respect to such matters.

Annual Report to Stockholders and Form 10-K

A copy of On Assignment’s Annual Report to Stockholders for the year ended December 31, 2008, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

On Assignment filed its Annual Report for the year ended December 31, 2008 on Form 10-K with the Securities and Exchange Commission on March 16, 2009. A copy of this report on Form 10-K is included in On Assignment’s Annual Report to Stockholders which has been mailed with this Proxy Statement. Stockholders may obtain an additional copy of this report, without charge, by writing to the Investor Relations Department at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Proposals by Stockholders

Proposals that stockholders intend to present at the 2010 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Exchange Act, must be received at On Assignment’s principal executive offices in Calabasas, California no later than December 15, 2009, for inclusion in the proxy material for that meeting. Pursuant to On Assignment’s Bylaws, proposals submitted other than pursuant to Rule 14a-8, including nominations to the Board, must be received by the Secretary not less than thirty days nor more than sixty days prior to the date of the meeting. Stockholder notices should be delivered to the Secretary at On Assignment, Inc., 26651 West Agoura Road, Calabasas, California 91302.

Miscellaneous

The cost of soliciting proxies on behalf of the Board will be borne by On Assignment. The solicitation will be primarily by mail. In addition to the use of mail, some of the officers, directors, and employees of On Assignment and its subsidiaries may solicit proxies by telephone, electronic mail or personal interview without additional remuneration for such activity. On Assignment intends to reimburse banks, brokerage houses, and other institutions, custodians, nominees and fiduciaries for reasonable expenses in forwarding proxy material to their principals.

Stockholders are urged to sign and date the enclosed proxy card and return it today in the enclosed envelope.

By Order of the Board of Directors,

Samanthe A. Beck
Secretary

April 27, 2009
Calabasas, California

DETACH PROXY CARD HERE

PROXY

ON ASSIGNMENT, INC.

26651 West Agoura Road, Calabasas, California 91302
This Proxy is Solicited on Behalf of the Board of Directors

Annual Meeting of Stockholders to be held on Monday, June 1, 2009

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the Proxy Statement and the Annual Report to Stockholders of On Assignment Inc. (the “Company”), and appoints Peter T. Dameris and James L. Brill and each of them, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company held of record by the undersigned on April 17, 2009, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on Monday, June 1, 2009, at 2:00 p.m., Pacific Daylight Time, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. This proxy may be revoked at any time before it is voted by delivering to the Company’s Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED “FOR” PROPOSALS ONE AND TWO

UNLESS CONTRARY DIRECTIONS ARE GIVEN, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY

OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY

ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued, and to be marked, dated and signed, on the other side)

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY THE INTERNET OR TELEPHONE

(continued from other side)

1.	To elect the Board’s nominees, Jeremy M. Jones and Edward L. Pierce, to serve as directors until the 2012 Annual Meeting of Stockholders or until his successor is elected and qualified:

ELECTION OF DIRECTORS ☐ FOR ☐ WITHHOLD AUTHORITY TO VOTE

Nominees: 01. Jeremy M. Jones and 02. Edward L. Pierce
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the “Withhold Authority to Vote” box and write that nominee’s name and number on the space provided below).
EXCEPTIONS

2.	To ratify the appointment of Deloitte & Touche LLP to serve as independent accountants for the fiscal year ending December 31, 2009.

☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

If you wish to vote in accordance with the recommendation of the Board of Directors, all you need to do is sign and return this proxy card. The proxy holder(s) cannot vote your shares unless you sign and return the proxy card.

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership’s name by an authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Date:	, 2009

Signature

Signature if held jointly